UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

MUTUAL FUNDS

John Hancock

Investment Grade Bond Fund

Annual Report

5.31.11

A look at performance

Total returns for the period ended May 31, 2011

								SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			SEC 30-day	yield (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)			yield (%)	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-11	5-31-11

Class A	4.39	6.22	5.38	4.39	35.19	68.85	4.16	4.12

Class B	3.48	6.09	5.23	3.48	34.39	66.49	3.60	3.57

Class C	7.48	6.40	5.07	7.48	36.40	64.02	3.60	3.56

Class I2,3	9.71	7.58	6.29	9.71	44.08	84.03	4.76	4.64

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 9-30-11 for Class A, Class B, Class C and Class I shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net (%)	0.98	1.73	1.73	0.57
Gross (%)	1.10	1.85	1.85	0.66

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Investment Grade Bond Fund | Annual report

	Class B	Class C	Class I2,3

Start date	5-31-01	5-31-01	5-31-01

NAV	$16,649	$16,402	$18,403

POP	$16,649	$16,402	$18,403

Index	$17,599	$17,599	$17,599

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.

2 For certain types of investors as described in the Fund’s Class I shares prospectus.

3 12-31-91 is the inception date for the Class A shares. The inception date for Class I shares is 7-28-03. The returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares.

4 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Annual report | Investment Grade Bond Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset management
(formerly MFC Global Investment Management (U.S.), LLC)1

The bond market performed well for the year ended May 31, 2011, with higher-risk, lower-quality assets producing the strongest returns despite shifting expectations for economic growth. At the beginning and very end of the period, worries about an economic slowdown pushed investors toward safer-haven sectors, benefiting U.S. Treasuries. Much of the time in between, however, higher-risk assets — including high-yield bonds and investment-grade corporate securities — took the lead, as low interest rates and signs of an improving economy motivated investors to take on more risk for higher returns. The government’s renewed efforts to stimulate economic growth, further bolstered investor confidence. Over the 12-month period, yields on the 10-year Treasury fluctuated widely, but ended the period at 3.06%, just shy of where they had started.

For the 12 months ended May 31, 2011, John Hancock Investment Grade Bond Fund’s Class A shares returned 9.29% at net asset value. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.84%, while the Morningstar, Inc. intermediate term bond fund category returned an average 7.40%. The Fund benefited from having more exposure than the index to higher-risk assets, particularly investment-grade corporate bonds and commercial mortgage-backed securities (CMBS). A bias toward lower-rated (A and BBB) corporate securities and an overweight in the financials sector also were helpful. Top contributors included junior debt issued by Rabobank Nederland NV, one of the world’s strongest banks, and BBB-rated bonds from insurer Lincoln National Corp. CMBS — which are bonds issued for large commercial projects, such as office parks and shopping malls — benefited as hiring started to pick up, fueling both increased demand for office space and more spending by consumers. The Fund further benefited from a sizable stake in agency and non-agency mortgage bonds, which produced solid returns, and a large underweight in Treasuries, which lagged other bond sectors.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major risk factors in the Fund’s performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

8	Investment Grade Bond Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2010 with the same investment held until May 31, 2011.

	Account value	Ending value	Expenses paid during
	on 12-1-10	on 5-31-11	period ended 5-31-11[1]

Class A	$1,000.00	$1,040.10	$4.98

Class B	1,000.00	1,036.20	8.78

Class C	1,000.00	1,036.20	8.78

Class I	1,000.00	1,042.20	2.90

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Investment Grade Bond Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2010, with the same investment held until May 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-10	on 5-31-11	period ended 5-31-11[1]

Class A	$1,000.00	$1,020.00	$4.94

Class B	1,000.00	1,016.30	8.70

Class C	1,000.00	1,016.30	8.70

Class I	1,000.00	1,022.10	2.87

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.73%, 1.73% and 0.57% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Investment Grade Bond Fund | Annual report

Portfolio summary

Portfolio Composition[1]

U.S. Government & Agency Obligations	39%	U.S. Government Agency
		Collateralized Mortgage Obligations	2%
Corporate Bonds	34%
		Municipal Bonds	1%
Collateralized Mortgage Obligations	14%
		Convertible Bonds	1%
Asset-Backed Securities	4%
		Short-Term Investments & Other	3%
Capital Preferred Securities	2%

Sector Composition[1,2]

U.S. Government & Agency Obligations	41%	Materials	2%

Financials	22%	Utilities	2%

Collateralized Mortgage Obligations	14%	Consumer Staples	1%

Asset-Backed Securities	4%	Health Care	1%

Energy	3%	Municipal Bonds	1%

Industrials	3%	Telecommunication Services	1%

Consumer Discretionary	2%	Short-Term Investments & Other	3%

Quality Composition[1,3]

U.S. Government & Agency Obligations	41%	BB	3%

AAA	6%	B	1%

AA	7%	CCC & Below	2%

A	12%	Short-Term Investments & Other	3%

BBB	25%

1 As a percentage of net assets on 5-31-11.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 Ratings are from Moody’s Investor Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-11 and do not reflect subsequent downgrades, if any.

Annual report | Investment Grade Bond Fund	11

Fund’s investments

As of 5-31-11

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government & Agency Obligations 38.54%				$60,980,712

(Cost $60,091,770)

U.S. Government 9.91%				15,687,423

U.S. Treasury
Bond	4.750	02-15-41	$4,210,000	4,596,794
Bond	4.375	05-15-40	185,000	190,001
Note	3.125	05-15-21	1,775,000	1,786,094
Note	2.125	02-29-16	1,550,000	1,589,477
Note (L)	2.000	01-31-16	2,620,000	2,675,266
Note	2.000	04-30-16	3,105,000	3,156,170
Note	0.750	12-15-13	1,195,000	1,198,828
Strip	Zero	11-15-30	1,155,000	494,793

U.S. Government Agency 28.63%				45,293,289

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru Ctf	6.500	06-01-37	39,972	45,002
30 Yr Pass Thru Ctf	6.500	10-01-37	75,589	85,103
30 Yr Pass Thru Ctf	6.500	11-01-37	154,212	173,693
30 Yr Pass Thru Ctf	6.500	12-01-37	70,165	78,996
30 Yr Pass Thru Ctf	6.500	12-01-37	46,664	52,537
30 Yr Pass Thru Ctf	6.500	02-01-38	29,538	33,269
30 Yr Pass Thru Ctf	6.500	03-01-38	141,978	159,847
30 Yr Pass Thru Ctf	6.500	04-01-38	81,835	92,135
30 Yr Pass Thru Ctf	6.500	04-01-39	2,501,704	2,816,567
30 Yr Pass Thru Ctf	6.500	09-01-39	118,856	133,815
30 Yr Pass Thru Ctf	5.000	03-01-41	1,708,793	1,817,546
30 Yr Pass Thru Ctf	4.000	08-01-40	960,035	967,128
30 Yr Pass Thru Ctf	4.000	09-01-40	666,202	671,124

Federal National Mortgage Association
15 Yr Pass Thru Ctf	4.500	03-01-26	1,406,685	1,492,681
15 Yr Pass Thru Ctf	4.000	01-01-24	431,079	452,338
15 Yr Pass Thru Ctf	4.000	07-01-24	2,307,930	2,418,141
15 Yr Pass Thru Ctf	4.000	07-01-24	2,451,918	2,569,005
30 Yr Pass Thru Ctf	6.500	09-01-36	345,177	389,686
30 Yr Pass Thru Ctf	6.500	09-01-37	524,417	592,038
30 Yr Pass Thru Ctf	6.500	01-01-39	3,078,570	3,471,689
30 Yr Pass Thru Ctf	6.500	03-01-39	129,809	146,527
30 Yr Pass Thru Ctf	6.500	06-01-39	880,718	994,282
30 Yr Pass Thru Ctf	6.000	02-01-37	1,658,788	1,829,159
30 Yr Pass Thru Ctf (P)	5.850	03-01-14	1,087	1,146
30 Yr Pass Thru Ctf (P)	5.850	06-01-14	6,302	6,646
30 Yr Pass Thru Ctf	5.500	09-01-34	2,488,926	2,708,984
30 Yr Pass Thru Ctf	5.500	02-01-36	3,000,074	3,262,513
30 Yr Pass Thru Ctf	5.500	12-01-36	3,902,160	4,236,195

12	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency (continued)
Federal National Mortgage Association
30 Yr Pass Thru Ctf	5.000	TBA	$1,430,000	$1,522,183
30 Yr Pass Thru Ctf	5.000	11-01-33	1,201,334	1,285,674
30 Yr Pass Thru Ctf	5.000	09-01-40	2,698,071	2,872,736
30 Yr Pass Thru Ctf	4.000	10-01-40	3,721,341	3,756,829

Government National Mortgage Association
15 Yr Pass Thru Ctf	7.500	04-15-13	4,703	4,805
30 Yr Pass Thru Ctf	4.500	02-15-39	1,833,480	1,941,820
30 Yr Pass Thru Ctf	4.500	03-15-39	2,088,066	2,211,450

Corporate Bonds 34.50%				$54,584,570

(Cost $50,040,109)

Consumer Discretionary 2.40%				3,801,808

Auto Components 0.16%

BorgWarner, Inc.	5.750	11-01-16	$230,000	251,844

Automobiles 0.31%

Hyundai Capital Services, Inc. (S)	6.000	05-05-15	270,000	296,836

Hyundai Capital Services, Inc. (S)	4.375	07-27-16	185,000	190,204

Hotels, Restaurants & Leisure 0.20%

Seminole Indian Tribe of Florida (S)	6.535	10-01-20	315,000	323,064

Internet & Catalog Retail 0.21%

Expedia, Inc.	5.950	08-15-20	335,000	335,000

Media 1.52%

CBS Corp.	7.875	07-30-30	360,000	436,208

DIRECTV Holdings LLC/DIRECTV Financing
Company, Inc.	6.350	03-15-40	165,000	177,246

Grupo Televisa SA	6.625	01-15-40	205,000	223,147

News America Holdings, Inc.	9.500	07-15-24	600,000	835,117

News America, Inc. (S)	6.150	02-15-41	165,000	169,257

Time Warner Cable, Inc.	6.750	07-01-18	330,000	383,636

United Business Media, Ltd. (S)	5.750	11-03-20	180,000	180,249

Consumer Staples 0.82%				1,287,946

Food & Staples Retailing 0.35%

CVS Caremark Corp. (6.302% to 6-1-12,
then 3 month LIBOR + 2.065%)	6.302	06-01-37	560,000	554,400

Food Products 0.34%

Archer-Daniels-Midland Company	5.765	03-01-41	150,000	162,036

Bunge Ltd. Finance Corp.	8.500	06-15-19	205,000	251,797

Bunge Ltd. Finance Corp.	4.100	03-15-16	120,000	124,822

Tobacco 0.13%

Lorillard Tobacco Company	6.875	05-01-20	175,000	194,891

Energy 2.97%				4,701,651

Gas Utilities 0.23%

DCP Midstream LLC (S)	9.750	03-15-19	275,000	364,568

Oil, Gas & Consumable Fuels 2.74%

Energy Transfer Partners LP	9.700	03-15-19	215,000	286,210

Enterprise Products Operating LLC	6.650	04-15-18	565,000	662,143

See notes to financial statements	Annual report | Investment Grade Bond Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Oil, Gas & Consumable Fuels (continued)

Enterprise Products Operating LLC	6.500	01-31-19	$475,000	$553,445

Kerr-McGee Corp.	6.950	07-01-24	545,000	629,591

Kinder Morgan Energy Partners LP	7.750	03-15-32	115,000	139,959

Marathon Petroleum Corp. (S)	6.500	03-01-41	170,000	182,436

Motiva Enterprises LLC (S)	6.850	01-15-40	165,000	196,643

NuStar Logistics LP	7.650	04-15-18	305,000	364,924

NuStar Logistics LP	4.800	09-01-20	150,000	153,705

Spectra Energy Capital LLC	6.200	04-15-18	185,000	210,990

TransCanada Pipelines, Ltd. (6.350% to
5-15-17, then 3 month LIBOR + 2.210%)	6.350	05-15-67	295,000	301,361

Williams Partners LP/Williams Partners
Finance Corp.	7.250	02-01-17	545,000	655,676

Financials 19.73%				$31,211,864

Capital Markets 2.38%

Credit Suisse AG (3 month LIBOR + 0.690% to
5-15-17, then 3 month LIBOR + 1.690%) (Q)	0.951	05-15-17	430,000	349,801

Credit Suisse New York	5.300	08-13-19	260,000	284,273

Credit Suisse New York	4.375	08-05-20	390,000	395,642

Jefferies Group, Inc.	8.500	07-15-19	105,000	127,308

Jefferies Group, Inc.	6.875	04-15-21	530,000	582,810

Macquarie Bank, Ltd. (S)	6.625	04-07-21	155,000	158,386

Macquarie Group, Ltd. (S)	6.000	01-14-20	225,000	231,812

Morgan Stanley	7.300	05-13-19	315,000	362,746

Morgan Stanley	5.750	01-25-21	85,000	88,898

The Goldman Sachs Group, Inc.	6.750	10-01-37	605,000	607,896

The Goldman Sachs Group, Inc.	6.150	04-01-18	520,000	570,146

Commercial Banks 3.32%

Abbey National Treasury Services PLC	4.000	04-27-16	230,000	231,234

Banco de Credito del Peru (S)	4.750	03-16-16	105,000	103,556

Barclays Bank PLC (S)	6.050	12-04-17	175,000	188,658

Barclays Bank PLC	5.140	10-14-20	205,000	200,638

BBVA Bancomer SA (S)	6.500	03-10-21	285,000	287,381

BNP Paribas	5.000	01-15-21	260,000	265,205

BPCE SA (12.500% to 9-30-19, then 3 month
LIBOR + 12.980%) (Q)(S)	12.500	09-30-19	157,000	185,224

Chuo Mitsui Trust & Banking Company, Ltd.
(5.506% to 4-15-15, then 3 month LIBOR +
2.490%) (Q)(S)	5.506	04-15-15	370,000	377,400

Commonwealth Bank of Australia (S)	5.000	03-19-20	320,000	337,390

First Tennessee Bank NA	5.050	01-15-15	245,000	257,305

ICICI Bank, Ltd. (S)	5.750	11-16-20	305,000	304,945

Lloyds TSB Bank PLC	6.375	01-21-21	270,000	285,765

National City Bank (P)	0.623	06-07-17	400,000	376,473

Regions Financial Corp.	7.750	11-10-14	290,000	317,927

Regions Financial Corp. (P)	0.479	06-26-12	170,000	165,340

Santander Holdings USA, Inc.	4.625	04-19-16	70,000	72,050

Santander Issuances SA (6.500% to 11-15-14,
then 3 month LIBOR + 3.920%) (S)	6.500	08-11-19	300,000	317,414

The Royal Bank of Scotland PLC	4.875	03-16-15	200,000	210,184

14	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial Banks (continued)

Wachovia Bank NA	6.600	01-15-38	$445,000	$513,477

Wachovia Bank NA	5.850	02-01-37	235,000	246,434

Consumer Finance 0.93%

American Express Company	7.000	03-19-18	250,000	300,237

Capital One Financial Corp.	6.150	09-01-16	415,000	463,993

Discover Bank	7.000	04-15-20	180,000	205,186

Discover Financial Services	10.250	07-15-19	375,000	500,054

Diversified Financial Services 6.24%

Bank of America Corp.	6.500	08-01-16	200,000	226,258

Bank of America Corp.	5.650	05-01-18	400,000	427,294

Bank of America NA	6.000	10-15-36	250,000	254,905

Bank of America NA	5.300	03-15-17	95,000	100,450

Beaver Valley Funding	9.000	06-01-17	708,000	769,242

Citigroup, Inc.	6.125	11-21-17	450,000	506,872

Citigroup, Inc.	5.850	12-11-34	215,000	220,820

Crown Castle Towers LLC (S)	6.113	01-15-20	250,000	274,952

Crown Castle Towers LLC (S)	4.883	08-15-20	530,000	537,152

General Electric Capital Corp.	6.000	08-07-19	245,000	274,402

General Electric Capital Corp.	5.625	05-01-18	510,000	563,914

General Electric Capital Corp.	5.300	02-11-21	135,000	141,793

General Electric Capital Corp.	4.375	09-16-20	220,000	219,208

General Electric Capital Corp. (P)	0.741	08-15-36	360,000	290,013

GTP Towers Issuer LLC (S)	4.436	02-15-15	305,000	318,396

Harley-Davidson Funding Corp. (S)	6.800	06-15-18	170,000	193,544

Harley-Davidson Funding Corp. (S)	5.750	12-15-14	165,000	179,975

JPMorgan Chase & Company	6.000	01-15-18	510,000	575,658

JPMorgan Chase & Company	3.700	01-20-15	175,000	183,364

JPMorgan Chase & Company, Series 1 (7.900%
to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	390,000	429,534

Merrill Lynch & Company, Inc.	7.750	05-14-38	555,000	651,440

Merrill Lynch & Company, Inc.	6.875	04-25-18	510,000	581,208

Rabobank Nederland NV (11.000% to 6-30-19,
then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	904,000	1,176,827

The Bear Stearns Companies LLC	7.250	02-01-18	435,000	521,878

USB Realty Corp. (6.091% to 1-15-12, then
3 month LIBOR + 1.147%) (Q)(S)	6.091	01-15-12	300,000	260,250

Insurance 3.54%

Aflac, Inc.	8.500	05-15-19	250,000	310,069

Aflac, Inc.	6.900	12-17-39	145,000	159,082

AON Corp.	8.205	01-01-27	205,000	240,347

AXA SA (6.379% to 12-14-36, then 3 month
LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	155,000	142,213

Chubb Corp. (6.375% until 4-15-17, then
3 month LIBOR + 2.250%)	6.375	03-29-67	200,000	212,000

CNA Financial Corp.	7.250	11-15-23	325,000	371,297

CNA Financial Corp.	6.500	08-15-16	165,000	185,901

Hartford Financial Services Group, Inc.	6.625	03-30-40	140,000	149,504

Hartford Financial Services Group, Inc.	6.300	03-15-18	280,000	309,518

See notes to financial statements	Annual report | Investment Grade Bond Fund	15

		Maturity
	Rate (%)	date	Par value	Value
Insurance (continued)

Liberty Mutual Group, Inc. (S)	5.000	06-01-21	$195,000	$191,686

Lincoln National Corp.	8.750	07-01-19	220,000	284,760

Lincoln National Corp.	7.000	06-15-40	100,000	117,385

Lincoln National Corp. (6.050% to 4-20-17,
then 3 month LIBOR + 2.040%)	6.050	04-20-67	325,000	318,500

Massachusetts Mutual Life Insurance
Company (S)	8.875	06-01-39	135,000	194,605

MetLife, Inc.	10.750	08-01-39	100,000	141,760

New York Life Insurance Company (S)	6.750	11-15-39	215,000	254,711

Teachers Insurance & Annuity Association
of America (S)	6.850	12-16-39	385,000	455,013

Unum Group	7.125	09-30-16	275,000	320,155

UnumProvident Finance Company PLC (S)	6.850	11-15-15	380,000	430,221

W.R. Berkley Corp.	5.600	05-15-15	230,000	249,595

Willis Group Holdings PLC	5.750	03-15-21	210,000	217,902

Willis North America, Inc.	7.000	09-29-19	305,000	345,423

Real Estate Investment Trusts 3.32%

BioMed Realty LP	6.125	04-15-20	80,000	86,525

Brandywine Operating Partnership LP	7.500	05-15-15	220,000	253,099

CommonWealth REIT	6.650	01-15-18	280,000	316,001

Dexus Property Group (S)	7.125	10-15-14	310,000	350,410

Duke Realty LP	8.250	08-15-19	195,000	240,184

Duke Realty LP	6.750	03-15-20	305,000	349,475

Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	390,000	406,575

HCP, Inc.	6.300	09-15-16	215,000	244,092

HCP, Inc.	5.375	02-01-21	430,000	451,378

Health Care REIT, Inc.	6.200	06-01-16	245,000	274,216

Health Care REIT, Inc.	4.950	01-15-21	260,000	257,009

Healthcare Realty Trust, Inc.	6.500	01-17-17	345,000	392,602

Mack-Cali Realty LP	7.750	08-15-19	230,000	283,429

Post Apartment Homes LP	4.750	10-15-17	115,000	117,122

Simon Property Group LP	10.350	04-01-19	230,000	324,643

Ventas Realty LP/Ventas Capital Corp.	4.750	06-01-21	235,000	234,223

Vornado Realty LP	4.250	04-01-15	440,000	461,247

WEA Finance LLC/WT Finance Australia Pty, Ltd. (S)	6.750	09-02-19	185,000	215,450

Health Care 0.90%				1,427,129

Health Care Providers & Services 0.29%

Medco Health Solutions, Inc.	7.125	03-15-18	385,000	462,666

Life Sciences Tools & Services 0.09%

Bio-Rad Laboratories, Inc.	4.875	12-15-20	140,000	142,100

Pharmaceuticals 0.52%

Hospira, Inc.	6.050	03-30-17	320,000	365,582

Schering-Plough Corp.	6.000	09-15-17	385,000	456,781

Industrials 2.58%				4,083,325

Aerospace & Defense 0.16%

Embraer Overseas, Ltd.	6.375	01-15-20	240,000	259,800

16	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Airlines 1.17%

Continental Airlines 1998-1 Class A
Pass Through Trust	6.648	09-15-17	$116,625	$123,331

Continental Airlines 1999-1 Class A
Pass Through Trust	6.545	02-02-19	124,947	131,669

Continental Airlines 2007-1 Class A
Pass Through Trust	5.983	04-19-22	312,516	321,516

Delta Air Lines 2007-1 Class A
Pass Through Trust	6.821	08-10-22	400,298	416,309

Delta Air Lines 2010-1 Class A
Pass Through Trust	6.200	07-02-18	158,127	162,871

Delta Air Lines 2011-1 Class A
Pass Through Trust	5.300	04-15-19	140,000	140,350

Northwest Airlines 2002-1 Class G-2
Pass Through Trust	6.264	11-20-21	352,401	358,145

Northwest Airlines 2007-1 Class A
Pass Through Trust	7.027	11-01-19	196,137	200,060

Building Products 0.38%

Voto-Votorantim Overseas Trading
Operations NV (S)	6.625	09-25-19	285,000	299,963

Voto-Votorantim, Ltd. (S)	6.750	04-05-21	285,000	302,442

Commercial Services & Supplies 0.15%

International Lease Finance Corp. (S)	7.125	09-01-18	220,000	240,900

Industrial Conglomerates 0.37%

Odebrecht Finance, Ltd. (S)	6.000	04-05-23	210,000	210,630

Textron, Inc.	5.600	12-01-17	340,000	367,053

Machinery 0.12%

Pentair, Inc.	5.000	05-15-21	180,000	181,820

Transportation Infrastructure 0.23%

Asciano Finance, Ltd. (S)	4.625	09-23-20	375,000	366,466

Materials 2.44%				3,863,433

Chemicals 0.36%

Braskem Finance, Ltd. (S)	7.000	05-07-20	305,000	335,348

Incitec Pivot Finance LLC (S)	6.000	12-10-19	215,000	232,054

Metals & Mining 1.59%

Alcoa, Inc.	5.400	04-15-21	155,000	158,804

Allegheny Technologies, Inc.	9.375	06-01-19	185,000	241,509

Allegheny Technologies, Inc.	5.950	01-15-21	90,000	98,618

ArcelorMittal	9.850	06-01-19	240,000	309,107

ArcelorMittal	6.750	03-01-41	165,000	166,354

Cliffs Natural Resources, Inc.	6.250	10-01-40	175,000	178,788

Gerdau Trade, Inc. (S)	5.750	01-30-21	240,000	240,600

Teck Resources, Ltd.	10.750	05-15-19	695,000	885,222

Vale Overseas, Ltd.	6.875	11-10-39	220,000	243,355

Paper & Forest Products 0.49%

International Paper Company	9.375	05-15-19	255,000	335,045

International Paper Company	7.950	06-15-18	360,000	438,629

See notes to financial statements	Annual report | Investment Grade Bond Fund	17

		Maturity
	Rate (%)	date	Par value	Value
Telecommunication Services 0.97%				$1,527,847

Diversified Telecommunication Services 0.61%

BellSouth Corp.	6.550	06-15-34	$250,000	276,886

BellSouth Telecommunications, Inc.	6.300	12-15-15	279,494	299,684

Telecom Italia Capital SA	7.721	06-04-38	155,000	165,812

Telecom Italia Capital SA	7.200	07-18-36	220,000	223,704

Wireless Telecommunication Services 0.36%

America Movil SAB de CV	5.000	03-30-20	255,000	269,861

SBA Tower Trust (S)	5.101	04-15-17	280,000	291,900

Utilities 1.69%				2,679,567

Electric Utilities 1.01%

Comision Federal De Electricidad (S)	4.875	05-26-21	195,000	193,781

Commonwealth Edison Company	5.800	03-15-18	330,000	374,350

FPL Energy National Wind LLC (S)	5.608	03-10-24	165,279	168,921

Israel Electric Corp., Ltd. (S)	7.250	01-15-19	200,000	217,865

ITC Holdings Corp. (S)	5.500	01-15-20	285,000	308,286

PNPP II Funding Corp.	9.120	05-30-16	119,000	133,638

W3A Funding Corp.	8.090	01-02-17	201,046	202,442

Independent Power Producers & Energy Traders 0.31%

Allegheny Energy Supply Company LLC (S)	5.750	10-15-19	305,000	320,421

Exelon Generation Company LLC	6.250	10-01-39	165,000	171,375

Multi-Utilities 0.37%

Integrys Energy Group, Inc. (6.110% to 12-1-16,
then 3 month LIBOR + 2.120%)	6.110	12-01-66	395,000	391,050

Wisconsin Energy Corp. (6.250% to 5-15-17,
then 3 month LIBOR + 2.113%)	6.250	05-15-67	195,000	197,438

Convertible Bonds 0.66%				$1,046,719

(Cost $375,000)

Industrials 0.66%				1,046,719

Machinery 0.66%

Ingersoll-Rand Company, Ltd.	4.500	04-15-12	$375,000	1,046,719

Municipal Bonds 1.04%				$1,641,746

(Cost $1,646,370)

California 0.11%				171,851
State of California	7.600	11-01-40	$145,000	171,851

Texas 0.93%				$1,469,895
University of Texas	4.794	08-15-46	1,500,000	1,469,895

Collateralized Mortgage Obligations 16.16%				$25,562,641

(Cost $26,355,864)

Commercial & Residential 13.62%				21,539,545

American Tower Trust
Series 2007-1A, Class C (S)	5.615	04-15-37	$450,000	480,993
Series 2007-1A, Class D (S)	5.957	04-15-37	420,000	448,151

18	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

Banc of America Commercial Mortgage, Inc.
Series 2005-4, Class A5A	4.933	07-10-45	$1,500,000	$1,613,378
Series 2006-2, Class AM (P)	5.769	05-10-45	355,000	375,438
Series 2006-4, Class AM	5.675	07-10-46	355,000	367,254
Series 2006-3, Class A4 (P)	5.889	07-10-44	445,000	490,902

Bear Stearns Commercial Mortgage
Securities, Inc.
Series 2006-PW14, Class D (S)	5.412	12-11-38	320,000	189,883

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.220	07-15-44	185,000	171,301

Commercial Mortgage Pass
Through Certificates
Series 2007-C9, Class A4 (P)	5.815	12-10-49	820,000	914,322

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.654	09-20-46	6,867,854	445,906

First Horizon Alternative Mortgage Securities
Series 2004-AA5, Class B1 (P)	2.353	12-25-34	755,322	98,581

GMAC Mortgage Loan Trust
Series 2004-AR2, Class 3A (P)	3.401	08-19-34	553,399	513,552

Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM (P)	5.881	07-10-38	355,000	373,733
Series 2007-GG9, Class C (P)	5.550	03-10-39	230,000	164,179
Series 2007-GG9, Class A4	5.444	03-10-39	735,000	796,036

GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1 (P)	2.717	09-25-35	508,529	453,101
Series 2004-9, Class B1 (P)	3.479	08-25-34	299,180	114,772
Series 2006-AR1, Class 3A1 (P)	5.075	01-25-36	582,950	523,381

Harborview Mortgage Loan Trust
Series 2005-11, Class X IO	2.264	08-19-45	1,998,405	93,827
Series 2005-2, Class X IO	2.364	05-19-35	9,821,661	521,687
Series 2005-8, Class 1X IO	2.378	09-19-35	2,531,738	129,783

IndyMac Index Mortgage Loan Trust
Series 2004-AR13, Class B1	5.296	01-25-35	204,558	21,467
Series 2005-AR18, Class 1X IO	2.212	10-25-36	5,133,404	256,670
Series 2005-AR18, Class 2X IO	1.896	10-25-36	6,760,853	338,043
Series 2005-AR5, Class B1 (P)	2.638	05-25-35	250,641	4,497

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-LDP7, Class AM (P)	5.870	04-15-45	515,000	541,049
Series 2007-CB18, Class A4	5.440	06-12-47	725,000	788,612
Series 2005-LDP3, Class A4B (P)	4.996	08-15-42	1,000,000	1,062,405

JPMorgan Mortgage Trust
Series 2006-A7, Class 2A5 (P)	5.554	01-25-37	194,273	12,607

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	765,000	801,541
Series 2007-C1, Class AM	5.455	02-15-40	510,000	520,043
Series 2006-C4, Class A4 (P)	5.877	06-15-38	620,000	692,871
Series 2007-C2, Class A3	5.430	02-15-40	770,000	834,320

Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2006-2, Class A4 (P)	5.902	06-12-46	735,000	819,669

See notes to financial statements	Annual report | Investment Grade Bond Fund	19

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)
MLCC Mortgage Investors, Inc.
Series 2006-3, Class 2A1 (P)	5.342	10-25-36	$542,121	$507,657
Series 2007-3, Class M1 (P)	5.410	09-25-37	141,322	90,265
Series 2007-3, Class M2 (P)	5.410	09-25-37	54,355	32,108
Series 2007-3, Class M3 (P)	5.410	09-25-37	36,237	15,866

Morgan Stanley Capital I
Series 2007-IQ13, Class A4	5.364	03-15-44	730,000	780,993
Series 2008-HQ8, Class AM (P)	5.462	03-12-44	705,000	748,831

Provident Funding Mortgage Loan Trust
Series 2005-1, Class B1 (P)	2.669	05-25-35	198,771	40,938

Structured Asset Securities Corp.
Series 2003-6A, Class B1 (P)	2.752	03-25-33	248,205	169,630

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.779	03-25-44	553,563	503,402

WaMu Mortgage Pass Through Certificates
Series 2004-AR13, Class X IO	1.499	11-25-34	7,760,702	329,627
Series 2005-AR1, Class X IO	1.630	01-25-45	11,984,092	529,790
Series 2005-AR12, Class 1A2 (P)	2.724	10-25-35	190,473	186,217
Series 2005-AR19, Class B1 (P)	0.894	12-25-45	285,687	49,892
Series 2005-AR4, Class B1 (P)	2.585	04-25-35	929,289	243,017
Series 2005-AR8, Class X IO	1.765	07-25-45	10,032,605	507,333
Series 2006-AR4, Class 1A1B (P)	1.235	05-25-46	278,565	160,667
Series 2005-AR13, Class B1 (P)	0.794	10-25-45	492,134	100,482
Series 2005-AR6, Class B1 (P)	0.794	04-25-45	551,832	84,653

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	5.102	04-25-35	410,191	382,868
Series 2006-AR15, Class A3 (P)	5.367	10-25-36	343,752	101,355

U.S. Government Agency 2.54%				4,023,096

Federal Home Loan Mortgage Corp.
Series 3581, Class IO	6.000	10-15-39	438,659	88,280
Series 3623, Class LI IO	4.500	01-15-25	428,934	45,747
Series 3630, Class BI IO	4.000	05-15-27	291,294	34,282
Series 3794, Class PI IO	4.500	02-15-38	741,618	120,808
Series 3833, Class LI IO (P)	2.483	10-15-40	3,426,964	207,760

Federal National Mortgage Association
Series 2009-109, Class IW IO	4.500	04-25-38	662,454	110,234
Series 2009-50, Class GI IO	5.000	05-25-39	1,110,049	220,830
Series 2009-78, Class IB IO	5.000	06-25-39	1,579,771	275,732
Series 2010-14, Class AI IO	4.000	08-25-27	854,856	90,543
Series 2010-3, Class LI IO	5.000	02-25-25	5,719,790	666,667
Series 2010-36, Class BI IO	4.000	03-25-28	870,657	96,402
Series 2010-68, Class CI IO	5.000	11-25-38	922,162	164,358
Series 398, Class C3 IO	4.500	05-25-39	907,187	217,860
Series 401, Class C2 IO	4.500	06-25-39	603,643	135,235
Series 402, Class 3 IO	4.000	11-25-39	689,610	146,635
Series 402, Class 4 IO	4.000	10-25-39	1,207,265	249,919
Series 402, Class 7 IO	4.500	11-25-39	1,135,679	270,972
Series 407, Class 15 IO	5.000	01-25-40	952,118	214,227
Series 407, Class 16 IO	5.000	01-25-40	252,516	57,599
Series 407, Class 17 IO	5.000	01-25-40	202,720	44,781
Series 407, Class 21 IO	5.000	01-25-39	897,256	183,938
Series 407, Class 7 IO	5.000	03-25-41	637,294	156,137
Series 407, Class 8 IO	5.000	03-25-41	294,057	71,132

Government National Mortgage Association
Series 2010-78, Class AI IO	4.500	04-20-39	1,205,912	153,018

20	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities 4.42%				$6,991,988

(Cost $7,129,804)

Asset Backed Securities 4.42%				6,991,988
Aegis Asset Backed Securities Trust
Series 2004-3, Class A1 (P)	0.554	09-25-34	$277,339	245,482

Asset Backed Funding Certificates
Series 2005-HE1, Class M1 (P)	0.614	03-25-35	297,046	253,548

Bayview Financial Acquisition Trust
Series 2006-A, Class 2A3 (P)	0.541	02-28-41	270,561	232,863

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.434	07-25-36	412,212	352,878

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.644	05-25-35	260,000	237,165
Series 2006-NC4, Class A5 (P)	0.254	10-25-36	106,882	86,544

Citigroup Mortgage Loan Trust
Series 2006-WFH3, Class A3 (P)	0.344	10-25-36	467,369	438,413

Credit-Based Asset Servicing and
Securitization LLC
Series 2005-CB2, Class M1 (P)	0.634	04-25-36	463,941	421,404

Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2 (S)	5.261	04-25-37	500,000	507,500

FUEL Trust
Series 2011-1 (S)	4.207	04-15-16	90,000	92,433

Leaf Capital Funding SPE A LLC
Series 2010-A, Class B (P)(S)	5.198	12-15-20	100,000	100,000
Series 2010-A, Class C (P)(S)	7.198	12-15-20	148,000	148,000
Series 2010-A, Class D (P)(S)	10.198	12-15-20	120,000	120,000

Leaf II Receivables Funding LLC
Series 2011-1, Class A (S)	1.700	12-20-18	299,522	292,480

Merrill Lynch Mortgage Investors, Inc.
Series 2005-HE2, Class A2C (P)	0.564	09-25-36	415,000	369,144
Series 2005-WMC1, Class M1 (P)	0.694	09-25-35	220,042	201,600

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.644	03-25-35	240,000	181,579

Novastar Home Equity Loan
Series 2004-4, Class M3 (P)	1.274	03-25-35	480,000	437,844

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)	0.824	02-25-35	550,000	464,481
Series 2005-WCH1, Class M2 (P)	0.714	01-25-36	535,000	501,484

Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3	4.499	08-25-35	75,357	75,151
Series 2005-2, Class AF4	4.934	08-25-35	420,000	351,537

Residential Asset Securities Corp.
Series 2005-KS4, Class M1 (P)	0.604	05-25-35	544,174	502,645

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	375,000	377,813

See notes to financial statements	Annual report | Investment Grade Bond Fund	21

		Maturity
	Rate (%)	date	Par value	Value
Foreign Government Obligations 0.29%				$464,572

(Cost $448,684)

Hungary 0.15%				237,600
Republic of Hungary	7.625	03-29-41	$220,000	237,600

South Korea 0.14%				226,972
Korea Development Bank	4.000	09-09-16	220,000	226,972

Capital Preferred Securities 1.55%				$2,444,997

(Cost $2,310,538)

Financials 1.55%				2,444,997

Capital Markets 0.53%

State Street Capital Trust III (P)(Q)	5.300	07-14-11	$335,000	335,228

State Street Capital Trust IV (P)	1.310	06-15-37	595,000	502,670

Commercial Banks 0.78%

Allfirst Preferred Capital Trust (P)	1.778	07-15-29	205,000	180,505

Fifth Third Capital Trust IV (6.500% to 4-15-17
then 3 month LIBOR + 1.368%)	6.500	04-15-37	495,000	491,288

PNC Preferred Funding Trust III (8.700% to
3-15-13 then 3 month LIBOR + 5.226%) (Q)(S)	8.700	03-15-13	530,000	565,706

Insurance 0.24%

MetLife Capital Trust X (9.250% to 4-8-38
then 3 month LIBOR + 5.540%) (S)	9.250	04-08-38	110,000	139,700

ZFS Finance USA Trust II (6.450% to 6-15-16
then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	220,000	229,900

			Shares	Value
Preferred Securities 0.14%				$218,950

(Cost $164,550)

Energy 0.14%				218,950

Oil, Gas & Consumable Fuels 0.14%

Apache Corp., Series D, 6.000% (L)			3,291	218,950

	Yield (%)		Shares	Value
Securities Lending Collateral 1.65%				$2,604,435

(Cost $2,604,355)

John Hancock Collateral Investment Trust (W)	0.2531 (Y)		260,233	2,604,435

		Maturity
Yield* (%)		date	Par value	Value
Short-Term Investments 4.04%				$6,400,000

(Cost $6,400,000)

U.S. Government &
Agency Obligations 4.04%				6,400,000
Federal Home Loan Bank Discount Notes	0.010	06-01-11	$6,400,000	6,400,000

22	Investment Grade Bond Fund | Annual report	See notes to financial statements

Total investments (Cost $157,567,044)† 102.99%	$162,941,330

Other assets and liabilities, net (2.99%)	($4,729,913)

Total net assets 100.00%	$158,211,417

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

LIBOR London Interbank Offered Rate

TBA To Be Announced

(L) All or a portion of this security is on loan as of 5-31-11.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $17,752,417 or 11.22% of the Fund’s net assets as of 5-31-11.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 5-31-11.

* Yield represents the annualized yield at the date of purchase.

† At 5-31-11, the aggregate cost of investment securities for federal income tax purposes was $157,847,602. Net unrealized appreciation aggregated $5,093,728, of which $9,347,354 related to appreciated investment securities and $4,253,626 related to depreciated investment securities.

See notes to financial statements	Annual report | Investment Grade Bond Fund	23

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $154,962,689)
including $2,556,249 of securities loaned (Note 2)	$160,336,895
Investments in affiliated issuers, at value (Cost $2,604,355) (Note 2)	2,604,435

Total investments, at value (Cost $157,567,044)	162,941,330
Cash	65,365
Cash held at broker for futures contracts	69,075
Receivable for investments sold	1,934,656
Receivable for fund shares sold	557,943
Dividends and interest receivable	1,413,184
Receivable for securities lending income	124
Receivable due from adviser	2,002
Other receivables and prepaid expenses	53,003

Total assets	167,036,682

Liabilities

Payable for investments purchased	5,476,024
Payable for fund shares repurchased	507,677
Payable upon return of securities loaned (Note 2)	2,604,326
Payable for futures variation margin (Note 3)	4,141
Distributions payable	101,428
Payable to affiliates
Accounting and legal services fees	1,480
Transfer agent fees	21,904
Distribution and service fees	27,058
Trustees’ fees	14,714
Other liabilities and accrued expenses	66,513

Total liabilities	8,825,265

Net assets

Capital paid-in	$154,278,312
Undistributed net investment income	280,566
Accumulated net realized loss on investments and futures contracts	(1,692,630)
Net unrealized appreciation (depreciation) on investments and
futures contracts	5,345,169

Net assets	$158,211,417

24	Investment Grade Bond Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($122,847,332 ÷ 11,723,250 shares)	$10.48
Class B ($7,789,951 ÷ 743,295 shares)[1]	$10.48
Class C ($24,138,272 ÷ 2,303,108 shares)[1]	$10.48
Class I ($3,435,862 ÷ 327,884 shares)	$10.48

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$10.97

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Investment Grade Bond Fund	25

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-11

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$7,608,642
Dividends	28,147
Securities lending	600

Total investment income	7,637,389

Expenses

Investment management fees (Note 5)	639,255
Distribution and service fees (Note 5)	630,532
Accounting and legal services fees (Note 5)	23,822
Transfer agent fees (Note 5)	250,062
Trustees’ fees (Note 5)	12,677
State registration fees	66,518
Printing and postage	28,547
Professional fees	51,977
Custodian fees	27,596
Registration and filing fees	25,648
Other	15,290

Total expenses	1,771,924
Less expense reductions (Note 5)	(15,526)

Net expenses	1,756,398

Net investment income	5,880,991

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	4,105,297
Investments in affiliated issuers	55
Futures contracts (Note 3)	(173,028)
3,932,324
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	4,087,996
Investments in affiliated issuers	80
Futures contracts (Note 3)	(23,396)
4,064,680
Net realized and unrealized gain	7,997,004

Increase in net assets from operations	$13,877,995

26	Investment Grade Bond Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-11	5-31-10
Increase (decrease) in net assets

From operations
Net investment income	$5,880,991	$6,811,001
Net realized gain	3,932,324	2,100,758
Change in net unrealized appreciation (depreciation)	4,064,680	12,463,526

Increase in net assets resulting from operations	13,877,995	21,375,285

Distributions to shareholders
From net investment income
Class A	(5,303,909)	(5,833,129)
Class B	(287,216)	(341,919)
Class C	(864,633)	(764,178)
Class I	(209,313)	(100,575)

Total distributions	(6,665,071)	(7,039,801)

From Fund share transactions (Note 6)	(3,635,669)	21,706,597

Total increase	3,577,255	36,042,081

Net assets

Beginning of year	154,634,162	118,592,081

End of year	$158,211,417	$154,634,162

Undistributed net investment income	$280,566	$289,354

See notes to financial statements	Annual report | Investment Grade Bond Fund	27

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$10.01	$8.95	$9.53	$9.67	$9.52
Net investment income[1]	0.39	0.51	0.49	0.49	0.46
Net realized and unrealized gain (loss) on investments	0.52	1.07	(0.58)	(0.13)	0.16
Total from investment operations	0.91	1.58	(0.09)	0.36	0.62
Less distributions
From net investment income	(0.44)	(0.52)	(0.49)	(0.50)	(0.47)
Net asset value, end of year	$10.48	$10.01	$8.95	$9.53	$9.67
Total return (%)[2]	9.29[3]	17.99[3]	(0.73)	3.72[3]	6.63[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$123	$121	$99	$102	$108
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	1.08	1.20[4]	0.99	1.06
Expenses net of fee waivers	0.96	1.08	1.20[4]	0.99	0.97
Expenses net of fee waivers and credits	0.96	1.07	1.20[4]	0.98	0.97
Net investment income	3.82	5.22	5.53	5.08	4.76
Portfolio turnover (%)	105	87	109	99	105

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

CLASS B SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$10.01	$8.95	$9.53	$9.67	$9.52
Net investment income1	0.32	0.44	0.42	0.42	0.39
Net realized and unrealized gain (loss) on investments	0.52	1.07	(0.58)	(0.14)	0.16
Total from investment operations	0.84	1.51	(0.16)	0.28	0.55
Less distributions
From net investment income	(0.37)	(0.45)	(0.42)	(0.42)	(0.40)
Net asset value, end of year	$10.48	$10.01	$8.95	$9.53	$9.67
Total return (%)2	8.483	17.123	(1.47)	2.953	5.843

Ratios and supplemental data

Net assets, end of year (in millions)	$8	$8	$6	$7	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	1.83	1.954	1.74	1.81
Expenses net of fee waivers	1.71	1.83	1.954	1.74	1.72
Expenses net of fee waivers and credits	1.71	1.82	1.954	1.73	1.72
Net investment income	3.07	4.52	4.79	4.33	4.01
Portfolio turnover (%)	105	87	109	99	105

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

28	Investment Grade Bond Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$10.01	$8.95	$9.53	$9.67	$9.52
Net investment income[1]	0.31	0.43	0.43	0.42	0.39
Net realized and unrealized gain (loss) on investments	0.53	1.08	(0.59)	(0.14)	0.16
Total from investment operations	0.84	1.51	(0.16)	0.28	0.55
Less distributions
From net investment income	(0.37)	(0.45)	(0.42)	(0.42)	(0.40)
Net asset value, end of year	$10.48	$10.01	$8.95	$9.53	$9.67
Total return (%)[2]	8.48[3]	17.13[3]	(1.47)	2.95[3]	5.84[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$24	$21	$12	$8	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	1.83	1.95[4]	1.73	1.81
Expenses net of fee waivers	1.71	1.83	1.95[4]	1.73	1.72
Expenses net of fee waivers and credits	1.71	1.82	1.95[4]	1.73	1.72
Net investment income	3.06	4.44	4.87	4.34	4.01
Portfolio turnover (%)	105	87	109	99	105

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

CLASS I SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$10.01	$8.95	$9.53	$9.67	$9.52
Net investment income[1]	0.43	0.49	0.52	0.53	0.50
Net realized and unrealized gain (loss) on investments	0.52	1.13	(0.58)	(0.14)	0.16
Total from investment operations	0.95	1.62	(0.06)	0.39	0.66
Less distributions
From net investment income	(0.48)	(0.56)	(0.52)	(0.53)	(0.51)
Total distributions	(0.48)	(0.56)	(0.52)	(0.53)	(0.51)
Net asset value, end of year	$10.48	$10.01	$8.95	$9.53	$9.67
Total return (%)	9.71[2]	18.45	(0.45)	4.08	7.00

Ratios and supplemental data

Net assets, end of year (in millions)	$3	$4	$2	—[3]	—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	0.68	1.12[4]	0.63	0.62
Expenses net of fee waivers	0.57	0.68	1.12[4]	0.63	0.62
Expenses net of fee waivers and credits	0.57	0.68	1.12[4]	0.63	0.62
Net investment income	4.18	5.03	6.09	5.45	5.10
Portfolio turnover (%)	105	87	109	99	105

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.
3 Less than $500,000.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

See notes to financial statements	Annual report | Investment Grade Bond Fund	29

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30	Investment Grade Bond Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 5-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

U.S. Government & Agency
Obligations	$60,980,712	—	$60,980,712	—
Corporate Bonds	54,584,570	—	54,584,570	—
Convertible Bonds	1,046,719	—	1,046,719	—
Municipal Bonds	1,641,746	—	1,641,746	—
Collateralized Mortgage
Obligations	25,562,641	—	24,032,354	$1,530,287
Asset Backed Securities	6,991,988	—	6,246,175	745,813
Foreign Government
Obligations	464,572	—	464,572	—
Capital Preferred Securities	2,444,997	—	2,444,997	—
Preferred Securities	218,950	$218,950	—	—
Securities Lending Collateral	2,604,435	2,604,435	—	—
Short-Term Investments	6,400,000	—	6,400,000	—

Total Investments
in Securities	$162,941,330	$2,823,385	$157,841,845	$2,276,100
Other Financial Instruments
Futures	($29,117)	($29,117)	—	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended May 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	COLLATERALIZED
	MORTGAGE	ASSET BACKED
	OBLIGATIONS	SECURITIES	TOTAL

Balance as of 5–31–10	$1,116,442	—	$1,116,442
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(234,056)	$2,813	(231,243)
Purchases	761,297	743,000	1,504,297
Sales	—	—	—
Transfer into Level 3	—	—	—
Transfer out of Level 3	(113,396)	—	(113,396)
Balance as of 5–31–11	$1,530,287	$745,813	$2,276,100
Change in unrealized at year end*	$77,090	$2,813	$79,903

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes

Annual report | Investment Grade Bond Fund	31

both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Stripped securities. Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

32	Investment Grade Bond Fund | Annual report

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended May 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $973,340 available to offset future net realized capital gains as of May 31, 2011. Net capital losses of $345,904 that are a result of security transactions occurring after October 31, 2010 are treated as occurring on June 1, 2011, the first day of the Fund’s next taxable year. The loss carryforward expires as follows: May 31, 2015 — $973,340.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of May 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Annual report | Investment Grade Bond Fund	33

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually. The tax character of distributions for the years ended May 31, 2011 and May 31, 2010 was as follows:

	MAY 31, 2011	MAY 31, 2010

Ordinary Income	$6,665,071	$7,039,801

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2011, the components of distributable earnings on a tax basis included $392,146 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and distributions payable.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended May 31, 2011, the Fund used futures contracts to manage the duration of the portfolio. The following table summarizes the contracts held at May 31, 2011. During the year ended May 31, 2011, the Fund held futures contracts with absolute notional values ranging from $2.6 million to $5.7 million.

34	Investment Grade Bond Fund | Annual report

					UNREALIZED
OPEN	NUMBER OF				APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	(DEPRECIATION)

U.S. Treasury 30-Year	6	Long	Sept 2011	$749,062	$5,139
Bond Futures
U.S. Treasury 10-Year	25	Short	Sept 2011	(3,065,234)	(22,711)
Note Futures
U.S. Treasury 5-Year	16	Short	Sept 2011	(1,906,250)	(11,545)
Note Futures
					($29,117)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Payable for futures	Futures*	$5,139	($34,256)

* Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year-end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2011:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Net realized gain (loss) on	($173,028)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2011:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Change in unrealized appreciation	($23,396)
	(depreciation) of

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Annual report | Investment Grade Bond Fund	35

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.400% of the first $1,500,000,000 of the Fund’s average daily net assets and (b) 0.385% of the Fund’s average daily net assets in excess of $1,500,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended May 31, 2011 were equivalent to an annual effective rate of 0.40% of the Fund’s average daily net assets.

Effective July 1, 2010, the Adviser contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or expense reimbursements were such that these expenses would not exceed 0.98%, 1.73%, 1.73% and 0.57% for Class A, Class B, Class C and Class I shares, respectively. The fee waivers and/or expense reimbursements will continue in effect until September 30, 2011.

Accordingly, these expense reductions amounted to $11,429, $708, $2,152 and $1,237 for Class A, Class B, Class C and Class I shares, respectively, for the year ended May 31, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended May 31, 2011 amounted to an annual rate of 0.01% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

A	0.25%
B	1.00%
C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $237,150 for the year ended May 31, 2011. Of this amount, $28,117 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $194,289 was paid as sales commissions to broker-dealers and $14,744 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

36	Investment Grade Bond Fund | Annual report

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2011, CDSCs received by the Distributor amounted to $13,324 and $4,447 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended May 31, 2011 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

A	$307,361	$196,017
B	80,675	12,854
C	242,496	39,012
I	—	2,179
Total	$630,532	$250,062

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Annual report | Investment Grade Bond Fund	37

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended May 31, 2011 and for the year ended May 31, 2010 were as follows:

	Year ended 5-31-11		Year ended 5-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,394,134	$24,576,255	3,046,523	$29,732,081
Distributions reinvested	431,806	4,453,982	500,338	4,872,542
Repurchased	(3,227,402)	(33,099,573)	(2,434,626)	(23,530,975)

Net increase (decrease)	(401,462)	($4,069,336)	1,112,235	$11,073,648

Class B shares

Sold	254,667	$2,615,512	366,477	$3,545,402
Distributions reinvested	19,313	199,189	23,250	226,781
Repurchased	(318,017)	(3,265,263)	(312,401)	(3,035,024)

Net increase (decrease)	(44,037)	($450,562)	77,326	$737,159

Class C shares

Sold	1,082,044	$11,099,665	1,203,181	$11,707,974
Distributions reinvested	52,201	538,459	46,738	456,892
Repurchased	(932,754)	(9,587,939)	(500,880)	(4,872,803)

Net increase	201,491	$2,050,185	749,039	$7,292,063

Class I shares

Sold	464,708	$4,724,517	321,933	$3,219,949
Distributions reinvested	12,562	129,459	9,542	93,068
Repurchased	(583,724)	(6,019,932)	(72,830)	(709,290)

Net increase (decrease)	(106,454)	($1,165,956)	258,645	$2,603,727

Net increase (decrease)	(350,462)	($3,635,669)	2,197,245	$21,706,597

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $106,871,396 and $94,152,398, respectively, for the year ended May 31, 2011. Purchases and sales of U.S. Treasury obligations aggregated $62,125,363 and $71,032,145, respectively, for the year ended May 31, 2011.

38	Investment Grade Bond Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of
John Hancock Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the “Fund”) at May 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2011

Annual report | Investment Grade Bond Fund	39

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended May 31, 2011.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

40	Investment Grade Bond Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	1994	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	1994	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	1987	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2] Born: 1938	1994	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Investment Grade Bond Fund	41

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2005	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2005	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

42	Investment Grade Bond Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Investment Grade Bond Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010);
Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable
Insurance Trust (2007–2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President,
Fidelity Management Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Messrs. McHaffie and Schiavone were appointed by the Board of Trustees effective 8-31-10.

44	Investment Grade Bond Fund | Annual report

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	John Hancock Asset Management
Charles L. Ladner,* Vice Chairperson	(formerly MFC Global Investment
Stanley Martin*	Management (U.S.), LLC)
Hugh McHaffie†
Dr. John A. Moore	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Gregory A. Russo
John G. Vrysen†	Custodian
State Street Bank and Trust Company
Officers
Keith F. Hartstein	Transfer agent
President and Chief Executive Officer	John Hancock Signature Services, Inc.

Andrew G. Arnott	Legal counsel
Senior Vice President and Chief Operating Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Investment Grade Bond Fund	45

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund.	5500A 5/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/11

MUTUAL FUNDS

John Hancock Government Income Fund

Annual Report
5.31.11

A look at performance

Total returns for the period ended May 31, 2011

								SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			SEC 30-day	yield (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)			yield (%)	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-11	5-31-11

Class A	0.48	5.14	4.46	0.48	28.49	54.71	3.71	3.66

Class B	–0.53	4.99	4.32	–0.53	27.54	52.65	3.14	3.09

Class C	3.47	5.32	4.17	3.47	29.57	50.41	3.14	3.08

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. The fee waivers and expense limitations are contractual at least until 9-30-11 for Class A, Class B and Class C shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Net (%)	1.09	1.84	1.84
Gross (%)	1.20	1.95	1.95

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Government Income Fund | Annual report

	Class B	Class C

Start date	5-31-01	5-31-01

NAV	$15,265	$15,041

POP	$15,265	$15,041

Index	$17,058	$17,058

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Barclays Capital U.S. Government Bond index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 Unsubsidized yields reflect what the yield would have been without the effect of reimbursements and waivers.

2 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Annual report | Government Income Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset management
(formerly MFC Global Investment Management (U.S.), LLC)1

U.S. government bonds posted relatively modest returns for the 12 months ended May 31, 2011, as investor expectations for the economic outlook shifted widely. Treasuries rallied both early and late in the period amid concerns that economic growth would slow. In the interim, expectations late last summer that the Federal government would start another round of quantitative easing — a program to increase the money supply and boost growth — triggered a sustained rally in higher-risk, higher-yielding assets. In early 2011, investors began worrying that very high economic growth would force the Federal Reserve to raise a key overnight lending rate. By spring, inflation had started heating up, and major credit rating agencies were warning they might have to downgrade the U.S. government’s high AAA credit rating. With interest rates near historic lows, however, higher-yielding, higher-risk assets beat Treasuries for the year.

John Hancock Government Income Fund’s Class A shares returned 5.25% at net asset value for the 12 months ended May 31, 2011. This return beat the 4.31% gain of the Fund’s benchmark, the Barclays Capital U.S. Government Bond Index, which consists entirely of U.S. Treasuries and government agency bonds. The Fund benefited from having more exposure than the index to non-Treasury securities, particularly agency mortgages. The Fund also was well positioned in the mortgage sector, with a focus on higher coupon 30-year agency issues, which outperformed lower coupon 15-year securities. The Fund also gained from having a small stake in non-agency mortgage issues and an underweight in Treasuries and agencies. The Fund had less sensitivity to interest-rate changes than the benchmark index, which hindered relative performance as interest rates declined. Over the year, we trimmed the Fund’s holdings of adjustable rate mortgages and agencies because we saw better opportunities for total return elsewhere. Most other weightings stayed close to where they had been at the start of the period.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major risk factors in this Fund’s performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

8	Government Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2010 with the same investment held until May 31, 2011.

	Account value	Ending value on	Expenses paid during
	on 12-1-10	5-31-11	period ended 5-31-11[1]

Class A	$1,000.00	$1,023.30	$5.35

Class B	1,000.00	1,020.50	9.12

Class C	1,000.00	1,019.50	9.11

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Government Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2010, with the same investment held until May 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value on	Expenses paid during
	on 12-1-10	5-31-11	period ended 5-31-11[1]

Class A	$1,000.00	$1,019.60	$5.34

Class B	1,000.00	1,015.90	9.10

Class C	1,000.00	1,015.90	9.10

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.81% and 1.81% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Government Income Fund | Annual report

Portfolio summary

Portfolio Composition[1]

U.S. Government Agency	52%	Asset-Backed Securities	3%

U.S. Government	24%	Corporate Bonds	1%

Collateralized Mortgage Obligations	9%	Short-Term Investments & Other	3%

U.S. Government Agency Collateralized
Mortgage Obligations	8%

Quality Composition[1,2]

U.S. Government & Agency Obligations	84%	BB	1%

AAA	4%	B	2%

AA	1%	CCC & Below	1%

A	3%	Short-Term Investments & Other	3%

BBB	1%

1 As a percentage of net assets on 5-31-11.

2 Ratings are from Moody’s Investor Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-11 and do not reflect subsequent downgrades, if any.

Annual report | Government Income Fund	11

Fund’s investments

As of 5-31-11

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government & Agency Obligations 75.94%				$263,130,325

(Cost $255,150,650)

U.S. Government 23.78%				82,389,981

Treasury Inflation Protected Securities
Inflation Indexed Note (D)	3.875	04-15-29	$1,596,731	2,181,409

U.S. Treasury
Bond	3.500	02-15-39	3,000,000	2,650,782
Bond	4.375	05-15-40	10,000,000	10,270,300
Bond	7.875	02-15-21	4,850,000	6,876,388
Bond, PO	—	11-15-30	2,625,000	1,124,529
Note	0.750	12-15-13	11,615,000	11,652,203
Note (L)	2.000	01-31-16	16,850,000	17,205,434
Note	2.000	04-30-16	3,855,000	3,918,530
Note (L)	2.125	02-29-16	10,250,000	10,511,057
Note (L)	2.625	08-15-20	11,000,000	10,721,568
Note (L)	3.125	05-15-21	5,245,000	5,277,781

U.S. Government Agency 52.16%				180,740,344

Federal Agricultural Mortgage Corp.
Gtd. Note Trust 2007-1 (S)	5.125	04-19-17	8,610,000	9,766,581

Federal Home Loan Mortgage Corp.
15 Yr Pass Thru Ctf	4.500	11-01-24	3,797,946	4,025,233
15 Yr Pass Thru Ctf	5.500	10-01-19	508,888	556,993
30 Yr Pass Thru Ctf	4.000	01-01-40	58,604	59,128
30 Yr Pass Thru Ctf	4.000	08-01-40	9,542,067	9,612,562
30 Yr Pass Thru Ctf	4.500	04-01-39	13,803,646	14,424,110

Federal National Mortgage Association
15 Yr Pass Thru Ctf	4.000	01-01-24	7,184,643	7,538,959
15 Yr Pass Thru Ctf	4.000	06-01-24	17,354,397	18,183,125
15 Yr Pass Thru Ctf	4.000	07-01-24	5,569,946	5,835,928
15 Yr Pass Thru Ctf	5.000	05-01-23	8,090,980	8,671,571
30 Yr Pass Thru Ctf (P)	3.525	07-01-39	2,911,552	3,049,451
30 Yr Pass Thru Ctf (P)	4.289	05-01-34	5,201,815	5,533,753
30 Yr Pass Thru Ctf	4.500	03-01-26	9,187,559	9,749,230
30 Yr Pass Thru Ctf (P)	4.948	04-01-48	528,041	568,304
30 Yr Pass Thru Ctf	5.000	TBA	985,000	1,048,496
30 Yr Pass Thru Ctf	5.000	11-01-33	7,011,273	7,503,505
30 Yr Pass Thru Ctf	5.000	09-01-40	13,718,945	14,607,067
30 Yr Pass Thru Ctf	5.500	09-01-34	10,476,859	11,403,173
30 Yr Pass Thru Ctf	5.500	07-01-36	13,914,353	15,140,245
30 Yr Pass Thru Ctf	5.500	12-01-36	10,636,005	11,546,476
30 Yr Pass Thru Ctf	5.500	06-01-37	5,460,194	5,944,664
30 Yr Pass Thru Ctf	5.500	08-01-37	7,774,483	8,466,724
30 Yr Pass Thru Ctf	6.000	01-01-36	3,910,993	4,314,519
30 Yr Pass Thru Ctf	6.500	06-01-39	2,803,411	3,164,898

12	Government Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency (continued)

Government National Mortgage Association
15 Yr Pass Thru Ctf	7.500	04-15-13	$25,102	$25,649

Corporate Bonds 0.49%				$1,703,337

(Cost $1,090,597)

Financials 0.49%				1,703,337

Diversified Financial Services 0.49%

Crown Castle Towers LLC (S)	6.113	01-15-20	$685,000	753,367

GTP Towers Issuer LLC (S)	4.436	02-15-15	910,000	949,970

Collateralized Mortgage Obligations 16.90%				$58,566,799

(Cost $58,162,266)

Commercial & Residential 9.40%				32,575,685

American Tower Trust
Series 2007-1A, Class C (S)	5.615	04-15-37	$1,365,000	1,459,012

Commercial Mortgage Pass
Through Certificates
Series 2007-C9, Class A4 (P)	5.814	12-10-49	2,245,000	2,503,235

GMAC Mortgage Loan Trust
Series 2004-AR2, Class 3A (P)	3.401	08-19-34	1,320,251	1,225,188

Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4	5.444	03-10-39	2,094,000	2,267,890

GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1 (P)	2.717	09-25-35	1,301,419	1,159,569

Harborview Mortgage Loan Trust
Series 2005-11, Class X IO	2.264	08-19-45	5,757,561	270,324
Series 2005-2, Class X IO	2.364	05-19-35	22,911,454	1,216,965

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.212	10-25-36	16,233,484	811,674
Series 2005-AR18, Class 2X IO	1.896	10-25-36	15,908,775	795,439

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-LDP7, Class AM (P)	5.870	04-15-45	1,435,000	1,507,583
Series 2007-CB18, Class A4	5.440	06-12-47	2,000,000	2,175,482

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	1,770,000	1,854,545
Series 2006-C4, Class A4 (P)	5.877	06-15-38	1,720,000	1,922,158
Series 2007-C2, Class A3	5.430	02-15-40	2,125,000	2,302,507

MLCC Mortgage Investors, Inc.
Series 2006-3, Class 2A1 (P)	5.342	10-25-36	1,370,144	1,283,040

Morgan Stanley Capital I
Series 2007-IQ13, Class A4	5.364	03-15-44	2,025,000	2,166,453
Series 2008-HQ8, Class AM (P)	5.462	03-12-44	1,645,000	1,747,271

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.779	03-25-44	1,272,045	1,156,778

WaMu Mortgage Pass Through Certificates
Series 2004-AR13, Class X IO	1.499	11-25-34	19,034,337	808,463
Series 2005-AR1, Class X IO	1.630	01-25-45	30,233,283	1,336,547
Series 2005-AR12, Class 1A2 (P)	2.724	10-25-35	454,964	444,798
Series 2006-AR4, Class 1A1B (P)	1.235	05-25-46	866,082	499,527
Series 2005-AR13, Class B1 (P)	0.794	10-25-45	1,493,371	304,912
Series 2005-AR6, Class B1 (P)	0.794	04-25-45	1,644,531	252,278

See notes to financial statements	Annual report | Government Income Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	5.102	04-25-35	$1,182,834	$1,104,047

U.S. Government Agency 7.50%				25,991,114

Federal Home Loan Mortgage Corp.
Series 3528, Class AD	4.500	10-15-46	2,826,959	2,912,220
Series 3581, Class IO	6.000	10-15-39	1,188,482	239,182
Series 3623, Class LI IO	4.500	01-15-25	1,265,338	134,953
Series 3630, Class BI IO	4.000	05-15-27	849,266	99,948
Series 3699, Class MI IO	4.500	01-15-38	2,951,083	565,648
Series 3747, Class HI IO	4.500	07-15-37	6,749,311	1,082,395
Series 3794, Class PI IO	4.500	02-15-38	1,733,653	282,409
Series 3833, Class LI IO	2.483	10-15-40	8,204,989	497,427

Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	3,846,802	4,328,490
Series 2009-109, Class IW IO	4.500	04-25-38	1,779,459	296,106
Series 2009-47, Class EI IO	5.000	08-25-19	1,640,419	170,384
Series 2009-50, Class GI IO	5.000	05-25-39	3,128,974	622,470
Series 2009-78, Class IB IO	5.000	06-25-39	4,194,719	732,143
Series 2010-14, Class AI IO	4.000	08-25-27	2,387,144	252,838
Series 2010-25, Class NI IO	5.000	03-25-25	5,858,295	622,688
Series 2010-3, Class LI IO	5.000	02-25-25	15,615,127	1,820,013
Series 2010-36, Class BI IO	4.000	03-25-28	2,546,569	281,965
Series 2010-68, Class CI IO	5.000	11-25-38	2,180,483	388,629
Series 398, Class C3 IO	4.500	05-25-39	2,561,031	615,028
Series 401, Class C2 IO	4.500	06-25-39	1,742,442	390,360
Series 402, Class 3 IO	4.000	11-25-39	1,947,135	414,028
Series 402, Class 4 IO	4.000	10-25-39	3,410,021	705,917
Series 402, Class 7 IO	4.500	11-25-39	2,956,823	705,495
Series 407, Class 15 IO	5.000	01-25-40	2,109,965	474,742
Series 407, Class 16 IO	5.000	01-25-40	564,448	128,751
Series 407, Class 17 IO	5.000	01-25-40	453,310	100,136
Series 407, Class 21 IO	5.000	01-25-39	2,010,246	412,101
Series 407, Class 7 IO	5.000	03-25-41	1,528,510	374,485
Series 407, Class 8 IO	5.000	03-25-41	702,747	169,995

Government National Mortgage Association
Series 2009-45, Class DA	4.500	06-20-39	5,439,614	5,799,266
Series 2010-78, Class AI IO	4.500	04-20-39	2,923,026	370,902

Asset Backed Securities 3.19%				$11,057,292

(Cost $10,651,786)

Asset Backed Securities 3.19%				11,057,292

Aegis Asset Backed Securities Trust
Series 2004-3, Class A1 (P)	0.554	09-25-34	$667,622	590,933

Asset Backed Funding Certificates
Series 2005-HE1, Class M1 (P)	0.614	03-25-35	665,958	568,438

Bayview Financial Acquisition Trust
Series 2006-A, Class 2A3 (P)	0.541	02-28-41	762,490	656,250

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.434	07-25-36	939,844	804,562

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.644	05-25-35	615,000	560,987
Series 2006-NC4, Class A5 (P)	0.254	10-25-36	350,977	284,193

14	Government Income Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities (continued)

Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2 (P)	0.374	06-25-36	$1,480,765	$1,268,801

Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2 (S)	5.261	04-25-37	1,600,000	1,624,000

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.644	03-25-35	547,000	413,849

Novastar Home Equity Loan
Series 2004-4, Class M3 (P)	1.274	03-25-35	1,155,000	1,053,563

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)	0.824	02-25-35	1,170,000	988,078
Series 2005-WCH1, Class M2 (P)	0.714	01-25-36	1,210,000	1,134,197

Residential Asset Securities Corp.
Series 2005-KS4, Class M1 (P)	0.604	05-25-35	1,201,104	1,109,441

		Yield (%)	Shares	Value
Securities Lending Collateral 9.54%				$33,042,221

(Cost $33,040,575)
John Hancock Collateral Investment Trust (W)		0.253 (Y)	3,301,548	33,042,221

		Maturity
	Yield* (%)	date	Par value	Value
Short-Term Investments 3.38%				$11,700,000

(Cost $11,700,000)

U.S. Government & Agency
Obligations 3.38%				11,700,000

Federal Home Loan Bank Discount Notes	0.010	06-01-11	$11,700,000	11,700,000

Total investments (Cost $369,795,874)† 109.44%				$379,199,974

Other assets and liabilities, net (9.44%)				($32,714,377)

Total net assets 100.00%				$346,485,597

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

PO Principal Only Security

TBA To Be Announced

(D) Principal amount of security is adjusted for inflation.

(L) All or a portion of this security is on loan as of 5-31-11.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 5-31-11.

* Yield represents the annualized yield at the date of purchase.

† At 5-31-11, the aggregate cost of investment securities for federal income tax purposes was $370,795,885. Net unrealized appreciation aggregated $8,404,089, of which $11,670,216 related to appreciated investment securities and $3,266,127 related to depreciated investment securities.

See notes to financial statements	Annual report | Government Income Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $336,755,299) including
$32,429,528 of securities loaned (Note 2)	$346,157,753
Investments in affiliated issuers, at value (Cost $33,040,575) (Note 2)	33,042,221

Total investments, at value (Cost $369,795,874)	379,199,974
Cash	36,270
Cash held at broker for futures contracts	185,130
Receivable for fund shares sold	77,212
Interest receivable	1,842,759
Receivable for securities lending income	3,965
Receivable for futures variation margin	7,828
Receivable due from adviser	2,213
Other receivables and prepaid expenses	74,096

Total assets	381,429,447

Liabilities

Payable for delayed delivery securities	1,040,406
Payable for fund shares repurchased	465,107
Payable upon return of securities loaned (Note 2)	33,039,683
Distributions payable	186,615
Payable to affiliates
Accounting and legal services fees	6,174
Transfer agent fees	49,010
Distribution and service fees	22,172
Trustees’ fees	50,122
Other liabilities and accrued expenses	84,561

Total liabilities	34,943,850

Net assets

Capital paid-in	$357,523,913
Accumulated undistributed net investment income	400,777
Accumulated net realized loss on investments and futures contracts	(20,856,037)
Net unrealized appreciation on investments and futures contracts	9,416,944

Net assets	$346,485,597

16	Government Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($309,423,761 ÷ 31,966,527 shares)	$9.68
Class B ($11,090,316 ÷ 1,145,924 shares)[1]	$9.68
Class C ($25,971,520 ÷ 2,683,036 shares)[1]	$9.68

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$10.14

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Government Income Fund	17

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-11

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$12,869,221
Securities lending	15,228

Total investment income	12,884,449

Expenses

Investment management fees (Note 5)	2,228,363
Distribution and service fees (Note 5)	1,271,641
Accounting and legal services fees (Note 5)	57,715
Transfer agent fees (Note 5)	667,936
Trustees’ fees (Note 5)	32,849
State registration fees	32,720
Printing and postage	45,710
Professional fees	60,377
Custodian fees	58,153
Other	42,403

Total expenses	4,497,867
Less expense reductions (Note 5)	(189,664)

Net expenses	4,308,203

Net investment income	8,576,246

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	7,662,622
Investments in affiliated issuers	893
Futures contracts (Note 3)	36,613

7,700,128
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,996,224
Investments in affiliated issuers	1,646
Futures contracts (Note 3)	106,733

2,104,603

Net realized and unrealized gain	9,804,731

Increase in net assets from operations	$18,380,977

18	Government Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-11	5-31-10

Increase (decrease) in net assets

From operations
Net investment income	$8,576,246	$11,915,426
Net realized gain	7,700,128	1,587,638
Change in net unrealized appreciation (depreciation)	2,104,603	11,957,997

Increase in net assets resulting from operations	18,380,977	25,461,061

Distributions to shareholders
From net investment income
Class A	(10,172,751)	(11,989,925)
Class B	(329,609)	(501,427)
Class C	(755,187)	(1,016,824)

Total distributions	(11,257,547)	(13,508,176)

From Fund share transactions (Note 6)	(36,930,171)	(28,824,472)

Total decrease	(29,806,741)	(16,871,587)

Net assets

Beginning of year	376,292,338	393,163,925

End of year	$346,485,597	$376,292,338

Accumulated undistributed net investment income	$400,777	$375,679

See notes to financial statements	Annual report | Government Income Fund	19

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$9.49	$9.19	$9.09	$8.87	$8.79
Net investment income[1]	0.23	0.30	0.33	0.41	0.41
Net realized and unrealized gain on investments	0.26	0.34	0.13	0.23	0.09
Total from investment operations	0.49	0.64	0.46	0.64	0.50
Less distributions
From net investment income	(0.30)	(0.34)	(0.36)	(0.42)	(0.42)
Net asset value, end of year	$9.68	$9.49	$9.19	$9.09	$8.87
Total return (%)[2,3]	5.25	7.08	5.15	7.30	5.76

Ratios and supplemental data

Net assets, end of year (in millions)	$309	$327	$337	$322	$320
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.13	1.21[4]	1.10	1.10
Expenses net of fee waivers	1.07	1.09	1.16[4]	1.04	1.05
Expenses net of fee waivers and credits	1.07	1.08	1.16[4]	1.04	1.05
Net investment income	2.41	3.22	3.70	4.53	4.64
Portfolio turnover (%)	83[5]	91[5]	157[5]	154	168

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.
3 Does not reflect the effect of sales charges, if any.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
5 The portfolio turnover rate including the effect of “TBA” (to be announced) for the periods ended were as follows: 135%, 127% and 207% for 5-31-11, 5-31-10 and 5-31-09, respectively. Prior years include the effect of TBA transactions.

20	Government Income Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$9.49	$9.18	$9.09	$8.87	$8.79
Net investment income[1]	0.16	0.23	0.26	0.34	0.34
Net realized and unrealized gain on investments	0.26	0.35	0.12	0.23	0.09
Total from investment operations	0.42	0.58	0.38	0.57	0.43
Less distributions
From net investment income	(0.23)	(0.27)	(0.29)	(0.35)	(0.35)
Net asset value, end of year	$9.68	$9.49	$9.18	$9.09	$8.87
Total return (%)[2,3]	4.47	6.39	4.25	6.51	4.98

Ratios and supplemental data

Net assets, end of year (in millions)	$11	$15	$21	$17	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.88	1.97[4]	1.86	1.85
Expenses net of fee waivers	1.82	1.84	1.92[4]	1.80	1.80
Expenses net of fee waivers and credits	1.82	1.83	1.92[4]	1.79	1.80
Net investment income	1.65	2.48	2.90	3.79	3.88
Portfolio turnover (%)	83[5]	91[5]	157[5]	154	168

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.
3 Does not reflect the effect of sales charges, if any.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
5 The portfolio turnover rate including the effect of “TBA” (to be announced) for the periods ended were as follows: 135%, 127% and 207% for 5-31-11, 5-31-10 and 5-31-09, respectively. Prior years include the effect of TBA transactions.

CLASS C SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$9.49	$9.18	$9.09	$8.86	$8.79
Net investment income[1]	0.16	0.23	0.25	0.34	0.34
Net realized and unrealized gain on investments	0.26	0.35	0.13	0.24	0.08
Total from investment operations	0.42	0.58	0.38	0.58	0.42
Less distributions
From net investment income	(0.23)	(0.27)	(0.29)	(0.35)	(0.35)
Net asset value, end of year	$9.68	$9.49	$9.18	$9.09	$8.86
Total return (%)[2,3]	4.47	6.41	4.25	6.51	4.98

Ratios and supplemental data

Net assets, end of year (in millions)	$26	$34	$36	$10	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.87	2.00[4]	1.85	1.85
Expenses net of fee waivers	1.82	1.84	1.93[4]	1.79	1.80
Expenses net of fee waivers and credits	1.82	1.83	1.93[4]	1.79	1.80
Net investment income	1.65	2.46	2.79	3.75	3.91
Portfolio turnover (%)	83[5]	91[5]	157[5]	154	168

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.
3 Does not reflect the effect of sales charges, if any.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
5 The portfolio turnover rate including the effect of “TBA” (to be announced) for the periods ended were as follows: 135%, 127% and 207% for 5-31-11, 5-31-10 and 5-31-09, respectively. Prior years include the effect of TBA transactions.

See notes to financial statements	Annual report | Government Income Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22	Government Income Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 5-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

U.S. Government & Agency
Obligations	$263,130,325	—	$263,130,325	—
Corporate Bonds	1,703,337	—	1,703,337	—
Collateralized Mortgage
Obligations	58,566,799	—	54,802,049	$3,764,750
Asset Backed Securities	11,057,292	—	11,057,292	—
Securities Lending Collateral	33,042,221	$33,042,221	—	—
Short-Term Investments	11,700,000	—	11,700,000	—

Total Investments in
Securities	$379,199,974	$33,042,221	$342,393,003	$3,764,750
Other Financial Instru-
ments:
Futures	$12,844	$12,844	—	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended May 31, 2011, there were no significant transfers in or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

COLLATERALIZED MORTGAGE
OBLIGATIONS

Balance as of 5–31–10	$2,793,572
Change in unrealized appreciation (depreciation)	(730,647)
Purchases	1,701,825
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 5–31–11	$3,764,750
Change in unrealized at period end*	$230,586

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

In order to value the securities, the Fund uses the following valuation techniques. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investments in open-end management investment companies, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each day. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Annual report | Government Income Fund	23

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

When-issued/delayed delivery securities. The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (TBA Sale Commitments Outstanding). At the time that the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time that the Fund enters into this type of transaction, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Stripped securities. Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an

24	Government Income Fund | Annual report

underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully receive its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended May 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $17,132,617 available to offset future net realized capital gains as of May 31, 2011. Net capital losses of $2,359,727, that are the result of security transactions occurring after October 31, 2010, are treated as occurring on June 1, 2011, the first day of the Fund’s next taxable year. The following table details the capital loss carryforward available as of May 31, 2011:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MAY 31
2013	2014	2015	2018

$1,016,925	$9,620,557	$6,462,038	$33,097

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely

Annual report | Government Income Fund	25

to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of May 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually. The tax character of distributions for the years ended May 31, 2011 and May 31, 2010 was as follows: ordinary income $11,257,547 and $13,508,176, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2011, the components of distributable earnings on a tax basis included $620,765 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, wash sale loss deferrals, distributions payable and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

26	Government Income Fund | Annual report

During the year ended May 31, 2011, the Fund used futures contracts to manage the duration of the portfolio. The following table summarizes the contracts held at May 31, 2011. During the year ended May 31, 2011, the Fund held futures contracts with notional absolute values ranging from $13.5 million to $14.6 million, as measured at each quarter end.

					UNREALIZED
OPEN	NUMBER OF				APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	(DEPRECIATION)

U.S. Treasury 30-Year	60	Long	Sep 2011	$7,490,625	$51,809
Bond Futures
U.S. Treasury 5-Year	54	Short	Sep 2011	(6,433,594)	(38,965)
Note Futures
					$12,844

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/payable for	Futures†	$51,809	($38,965)
	futures variation margin

Total			$51,809	($38,965)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2011:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Net realized gain (loss) on	$36,613
Total		$36,613

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2011:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Change in unrealized appreciation	$106,733
	(depreciation) of
Total		$106,733

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Annual report | Government Income Fund	27

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the Fund’s average daily net assets, (b) 0.500% of the next $300,000,000, (c) 0.480% of the next $400,000,000, (d) 0.450% of the next $1,000,000,000 and (e) 0.430% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to limit the management fee to a maximum annual rate of 0.55% of the Fund’s average daily net assets, at least until September 30, 2011. Accordingly, the expense reductions related to the management fee limitation amounted to $189,664 for the year ended May 31, 2011.

Effective July 1, 2010, the Adviser contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excluded taxes, portfolio brokerage commissions, interest, litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or expense reimbursements were such that these expenses would not exceed 1.09%, 1.84%, and 1.84% for Class A, Class B and Class C shares, respectively. There were no reimbursements related to this agreement for any of the classes during the year ended May 31, 2011. The fee waivers and/or expense reimbursements will continue in effect until September 30, 2011.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2011 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

28	Government Income Fund | Annual report

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $220,096 for the year ended May 31, 2011. Of this amount, $24,817 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $146,337 was paid as sales commissions to broker-dealers and $48,942 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2011, CDSCs received by the Distributor amounted to $31,454 and $12,920 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended May 31, 2011 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

A	$811,695	$584,874
B	139,583	25,200
C	320,363	57,862
Total	$1,271,641	$667,936

Annual report | Government Income Fund	29

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2011 and May 31, 2010 were as follows

	Year ended 5-31-11		Year ended 5-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	4,506,463	$43,274,408	5,932,300	$55,606,069
Distributions reinvested	843,428	8,094,884	990,854	9,273,026
Repurchased	(7,901,162)	(75,725,123)	(9,050,352)	(84,423,926)

Net decrease	(2,551,271)	($24,355,831)	(2,127,198)	($19,544,831)

Class B shares

Sold	326,525	$3,138,523	519,867	$4,853,336
Distributions reinvested	23,636	226,743	37,916	354,498
Repurchased	(818,335)	(7,836,663)	(1,191,779)	(11,097,988)

Net decrease	(468,174)	($4,471,397)	(633,996)	($5,890,154)

Class C shares

Sold	1,050,565	$10,073,172	3,072,799	$28,785,343
Distributions reinvested	47,444	455,379	59,397	555,907
Repurchased	(1,946,587)	(18,631,494)	(3,509,096)	(32,730,737)

Net decrease	(848,578)	($8,102,943)	(376,900)	($3,389,487)

Net decrease	(3,868,023)	($36,930,171)	(3,138,094)	($28,824,472)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $168,356,105 and $151,087,775, respectively, for the year ended May 31, 2011. Purchases and sales of U.S. Treasury obligations aggregated $148,651,972 and $147,089,269, respectively, for the year ended May 31, 2011.

30	Government Income Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the “Fund”) at May 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2011

Annual report | Government Income Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended May 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-Div for the calendar year 2011.

Shareholders will be mailed a 2011 Form 1099-Div in January 2012. This will reflect the total of all distributions for the calendar year 2011.

32	Government Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	1994	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	1994	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	1987	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2] Born: 1938	1994	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Government Income Fund	33

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2005	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2005	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

34	Government Income Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Government Income Fund	35

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010);
Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable
Insurance Trust (2007–2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President,
Fidelity Management Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Messrs. McHaffie and Schiavone were appointed by the Board of Trustees effective 8-31-10.

36	Government Income Fund | Annual report

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	John Hancock Asset Management
Charles L. Ladner,* Vice Chairperson	(formerly MFC Global Investment
Stanley Martin*	Management (U.S.), LLC)
Hugh McHaffie†
Dr. John A. Moore	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Gregory A. Russo
John G. Vrysen†	Custodian
State Street Bank and Trust Company
Officers
Keith F. Hartstein	Transfer agent
President and Chief Executive Officer	John Hancock Signature Services, Inc.

Andrew G. Arnott	Legal counsel
Senior Vice President and Chief Operating Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm
PricewaterhouseCoopers LLP
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Government Income Fund	37

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Government Income Fund.	5600A 5/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/11

John Hancock
MUTUAL FUNDS

John Hancock
High Yield Fund

Annual Report
5.31.11

A look at performance

Total returns for the period ended May 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)			SEC 30-day
	with maximum sales charge (POP)			with maximum sales charge (POP)			yield (%)

							as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-11

Class A	13.14	4.08	7.12	13.14	22.14	98.89	4.44

Class B	12.85	4.03	6.97	12.85	21.83	96.20	3.89

Class C	16.55	4.29	6.81	16.55	23.37	93.22	3.89

Class I1,2	18.85	5.41	7.99	18.85	30.13	115.66	4.97

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial Highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net/Gross (%)	1.12	1.87	1.87	0.65

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	High Yield Fund | Annual report

	Class B	Class C	Class I1,2

Start date	5-31-01	5-31-01	5-31-01

NAV	$19,620	$19,332	$21,566

POP	$19,620	$19,332	$21,566

Index	$22,784	$22,784	$22,784

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Bank of America Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 For certain types of investors as described in the Fund’s Class I shares prospectus.

2 6-30-93 is the inception date for the oldest class of shares, Class A shares. The inception date for Class I shares is 8-27-07. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares.

3 NAV represents net asset value and POP represents public offering price. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Annual report | High Yield Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset Management
(formerly MFC Global Investment Management (U.S.), LLC)1

High-yield bonds enjoyed solid returns during the 12 months ended May 31, 2011, and outperformed other broad segments of the domestic fixed-income market thanks to improving credit conditions and attractive yields. In that environment, John Hancock High Yield Fund’s Class A shares posted a total return of 18.42% at net asset value for the 12 months. At the same time, the Bank of America Merrill Lynch US High Yield Master II Index, the Fund’s benchmark, gained 18.09%. The average return of the high-yield bond funds tracked by Morningstar, Inc. was 17.26%.

The Fund performed well on an absolute and relative basis thanks to contributions from a number of long-held positions across several industries. The leading contribution to performance came from auto-related securities, led by stocks and bonds of Sirius XM Radio, Inc. (whose subscriber growth is tied to U.S. auto sales) and Ford Motor Company convertible bonds. Other key contributions came from stakes in the recently merged United Air Lines (UAL Corp.) and Continental Airlines, as well as US Airways Group, Inc. and Air France-KLM, which all performed well. Among other notable contributors were positions in commercial real estate firm iStar Financial, Inc., MTR Gaming Group, Inc., Charter Communications, Inc., Clear Channel Communications, Inc. and Citadel Broadcasting Corp. Delta Air Lines and Greektown Holdings, Inc. were notable detractors. The Fund’s distribution yield declined during the period due to falling interest rates on high-yield bonds. As rates fell, high-yield issuers refinanced their old, higher-rate debt, with new debt paying lower yields. In addition, a number of the Fund’s convertible and equity positions (which make comparatively low or no interest or dividend payments) have done well in recent years and now represent a larger portion of the Fund’s overall assets. Finally, accumulated earnings resulting from investments in certain derivatives contracts was available for distribution. A portion was paid out as part of the Fund’s monthly distributions and as of March 31, 2011 the prior year’s accumulated income was substantially distributed.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major risk factors in this Fund’s performance are interest-rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The Fund may not be appropriate for all investors. Investments focused in one sector may fluctuate more widely than investments across multiple sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors.

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

8	High Yield Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2010 with the same investment held until May 31, 2011.

	Account value	Ending value	Expenses paid during
	on 12-1-10	on 5-31-11	period ended 5-31-11[1]

Class A	$1,000.00	$1,070.50	$5.21

Class B	1,000.00	1,061.00	9.04

Class C	1,000.00	1,066.60	9.07

Class I	1,000.00	1,072.60	3.36

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | High Yield Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2010, with the same investment held until May 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-10	on 5-31-11	period ended 5-31-11[1]

Class A	$1,000.00	$1,019.90	$5.09

Class B	1,000.00	1,016.20	8.85

Class C	1,000.00	1,016.20	8.85

Class I	1,000.00	1,021.70	3.28

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.76%, 1.76% and 0.65% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	High Yield Fund | Annual report

Portfolio summary

Top 10 Issuers (48.8% of Net Assets on 5-31-11)[1,2]

XM Satellite Radio, Inc.	7.6%	UAL Corp.	4.1%

Greektown Superholdings, Inc.	7.0%	Mohegan Tribal Gaming Authority	4.1%

Delta Air Lines, Inc.	6.0%	Ford Motor Company	3.8%

Charter Communications, Inc.	5.2%	Canadian Satellite Radio Holdings, Inc.	3.2%

MTR Gaming Group, Inc.	4.6%	Continental Airlines Finance Trust II	3.2%

Sector Composition[3,4]

Consumer Discretionary	59%	Information Technology	1%

Industrials	22%	Health Care	1%

Materials	7%	Telecommunication Services	1%

Financials	6%	Short-Term Investments & Other	2%

Energy	1%

Quality Distribution[3,5]

BBB	1%

BB	5%

B	16%

CCC & Below	37%

Equity	30%

Not Rated	9%

Short-Term Investments & Other	2%

1 As a percentage of net assets on 5-31-11. Cash and cash equivalents not included in Top 10 Issuers.

2 Credit Default Swaps

The following table outlines, as of 5-31-11, the Fund’s investment exposure to issuers for which the Fund holds credit default swaps. For more information on credit default swaps, refer to Note 3 of the Notes to Financial Statements.

		Unrealized
	Investments Held	Depreciation on
Issuer	by the Fund	Credit Default Swaps
AMR Corp.	2.60%	0.00%
Texas Competitive Electric Holdings Company LLC	0.00%	0.13%

3 As a percentage of net assets on 5-31-11.

4 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

5 Ratings are from Moody’s Investor Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc. ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-11 and do not reflect subsequent downgrades, if any.

Annual report | High Yield Fund	11

Fund’s investments

As of 5-31-11

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 40.93%				$416,879,319

(Cost $472,372,916)

Consumer Discretionary 26.53%				270,254,324

Auto Components 3.65%

Allison Transmission, Inc., PIK (S)	11.250	11-01-15	$18,139,400	19,454,507

Exide Technologies (S)	8.625	02-01-18	16,710,000	17,754,375

Hotels, Restaurants & Leisure 17.08%

Fontainebleau Las Vegas Holdings LLC (H)(S)	10.250	06-15-15	22,920,000	11,460

Greektown Superholdings, Inc. (V)	13.000	07-01-15	37,938,000	42,869,940

Indianapolis Downs LLC & Capital Corp., PIK (H)(S)	15.500	11-01-13	726,488	145,298

Little Traverse Bay Bands of Odawa Indians (S)	9.000	08-31-20	11,391,000	10,251,900

Majestic Holdco LLC (H)(S)	12.500	10-15-11	10,000,000	1,000

Majestic Star Casino LLC (H)	9.500	10-15-10	37,627,000	19,754,175

Mashantucket Western Pequot Tribe (H)(S)	5.912	09-01-21	1,470,000	687,975

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	42,590,000	3,513,675

Mohegan Tribal Gaming Authority (S)	11.500	11-01-17	6,945,000	7,222,800

Mohegan Tribal Gaming Authority	8.000	04-01-12	6,360,000	5,565,000

Mohegan Tribal Gaming Authority	7.125	08-15-14	15,425,000	11,260,250

Mohegan Tribal Gaming Authority	6.875	02-15-15	5,700,000	4,004,250

Mohegan Tribal Gaming Authority	6.125	02-15-13	15,655,000	13,737,263

MTR Gaming Group, Inc.	12.625	07-15-14	10,070,000	10,623,850

MTR Gaming Group, Inc., Series B	9.000	06-01-12	38,030,000	36,223,575

Revel AC, Inc. PIK (S)	12.000	03-15-18	6,684,000	6,182,700

Sugarhouse HSP Gaming Prop Mezz LP/
Sugarhouse HSP Gaming Finance Corp. (S)	8.625	04-15-16	1,035,000	1,068,638

Waterford Gaming LLC (S)	8.625	09-15-14	1,827,021	867,196

Household Durables 0.56%

Beazer Homes USA, Inc. (S)	9.125	05-15-19	5,965,000	5,651,838

Media 5.24%

Adelphia Communications Corp.,
Escrow Certificates (I)	10.250	—	2,990,000	44,850

Adelphia Communications Corp.,
Escrow Certificates (I)	9.875	—	5,985,000	89,775

Canadian Satellite Radio Holdings, Inc.	12.750	02-15-14	15,100,000	15,156,625

Canadian Satellite Radio Holdings, Inc. (CAD)(D)	8.000	09-10-14	9,855,000	10,171,853

Canadian Satellite Radio Holdings, Inc.	1.500	02-14-16	952,926	952,926

Canadian Satellite Radio Holdings, Inc.	0.180	09-14-14	837,775	837,775

12	High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Media (continued)

CCH II LLC/CCH II Capital Corp.	13.500	11-30-16	$4,813,683	$5,728,283

Clear Channel Communications, Inc., PIK	11.000	08-01-16	21,724,012	20,420,571

SuperMedia, Inc., Escrow Certificates (I)	8.000	11-15-16	68,145,000	1

Young Broadcasting, Inc. (H)	10.000	03-01-11	6,306,000	0

Consumer Staples 0.05%				481,000

Tobacco 0.05%

North Atlantic Holding Company, Inc.	12.250	03-01-14	1,300,000	481,000

Energy 0.28%				2,886,245

Oil, Gas & Consumable Fuels 0.28%

Dominion Petroleum Acquisitions, PIK (R)	10.000	10-01-12	3,853,231	2,886,245

Financials 3.09%				31,443,196

Diversified Financial Services 0.14%

Marina District Finance Company, Inc. (S)	9.500	10-15-15	1,320,000	1,381,050

Insurance 0.49%

MBIA Insurance Corp. (14.00% to 1-15-13,
then 3 month LIBOR + 11.26%) (S)	14.000	01-15-33	8,135,000	5,003,025

Real Estate Investment Trusts 0.35%

iStar Financial, Inc.	5.875	03-15-16	1,000,000	900,000

iStar Financial, Inc.	5.850	03-15-17	3,052,000	2,716,280

Real Estate Management & Development 2.11%

FDR Management LLC	Zero	11-01-15	5,878,773	4,692,139

Realogy Corp. (S)	13.375	04-15-18	2,315,000	2,818,513

Realogy Corp. (S)	12.000	04-15-17	10,863,092	11,379,089

Realogy Corp. (S)	11.500	04-15-17	2,420,000	2,553,100

Health Care 0.55%				5,630,400

Health Care Providers & Services 0.55%

National Mentor Holdings, Inc. (S)	12.500	02-15-18	5,520,000	5,630,400

Industrials 4.62%				47,086,900

Aerospace & Defense 1.31%

Colt Defense LLC/Colt Finance Corp.	8.750	11-15-17	15,215,000	13,313,125

Airlines 1.58%

American Airlines Pass Through Trust 1991 (S)	10.320	07-30-14	3,639,209	3,680,150

American Airlines Pass Through Trust 1994	10.190	05-26-16	4,211,000	4,247,846

American Airlines Pass Through Trust 1992	8.080	09-11-11	76,186	76,757

KLM Royal Dutch Airlines NV (2.125% to
2-12-15, coupon reset every 10 years
by company) (CHF)(D)(Q)	2.125	02-12-15	1,680,000	807,551

Northwest Airlines, Inc., Escrow Certificates (I)	10.000	—	7,250,000	36,250

Northwest Airlines, Inc., Escrow Certificates (I)	9.875	03-15-37	43,785,000	218,925

Northwest Airlines, Inc., Escrow Certificates (I)	8.875	—	28,886,000	144,430

Northwest Airlines, Inc., Escrow Certificates (I)	8.700	—	15,806,000	79,030

Northwest Airlines, Inc., Escrow Certificates (I)	7.875	—	1,915,000	9,575

Northwest Airlines, Inc., Escrow Certificates (I)	7.625	11-15-23	45,535,000	56,919

Northwest Airlines, Inc., Escrow Certificates (I)	6.625	05-15-23	15,437,000	19,296

Northwest Airlines, Inc., Escrow Certificates (I)	—	01-16-17	15,890,000	2

US Airways 1998-1C Pass Through Trust	6.820	01-30-14	7,296,879	6,676,644

US Airways Group, Inc. Escrow Certificates (I)	—	06-01-12	606,056	0

See notes to financial statements	Annual report | High Yield Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Building Products 0.03%

USG Corp. (S)	9.750	08-01-14	$310,000	$333,250

Commercial Services & Supplies 0.46%

MSX International, Inc. (S)	12.500	04-01-12	4,230,000	3,553,200

Quebecor World, Inc., Escrow Certificates (I)	9.750	—	10,410,000	520,500

Quebecor World, Inc., Escrow Certificates (I)	6.500	—	1,850,000	92,500

Quebecor World, Inc., Escrow Certificates (I)	6.125	11-15-13	9,970,000	498,500

Quebecor World, Inc., Escrow Certificates (I)	4.875	—	1,210,000	60,500

Road & Rail 1.24%

Western Express, Inc. (S)	12.500	04-15-15	13,020,000	12,661,950

Information Technology 0.07%				674,850

Communications Equipment 0.07%

EH Holding Corp. (S)	7.625	06-15-21	660,000	674,850

Materials 5.74%				58,422,404

Chemicals 2.51%

American Pacific Corp.	9.000	02-01-15	25,565,000	25,053,694

Applied Extrusion Technologies, Inc. (L)(S)	12.000	03-15-12	536,364	535,559

Metals & Mining 2.33%

Rain CII Carbon LLC/CII Carbon Corp. (S)	8.000	12-01-18	22,120,000	23,723,700

Paper & Forest Products 0.90%

APP Finance II Mauritius, Ltd. (H)	12.000	12-29-49	7,500,000	750

Indah Kiat Finance Mauritius, Ltd. (H)	10.000	07-01-07	6,000,000	180,000

Indah Kiat International Finance Company,
Series C (H)	12.500	06-15-06	2,500,000	150,000

NewPage Corp.	11.375	12-31-14	4,145,000	3,999,925

NewPage Holding Corp., PIK	7.432	11-01-13	3,174,615	301,588

PE Paper Escrow GmbH (S)	12.000	08-01-14	1,170,000	1,348,425

Sappi Papier Holding AG (S)	7.500	06-15-32	3,155,000	2,926,263

Tjiwi Kimia Finance Mauritius, Ltd. (H)	13.250	08-01-01	5,250,000	157,500

Tjiwi Kimia Finance Mauritius, Ltd. (H)	10.000	08-01-04	1,500,000	45,000

Convertible Bonds 21.80%				$222,094,374

(Cost $188,634,436)

Consumer Discretionary 12.39%				126,244,663

Auto Components 0.48%

Exide Technologies	Zero	09-18-13	$5,310,000	4,951,044

Automobiles 3.83%

Ford Motor Company	4.250	11-15-16	21,470,000	38,994,888

Media 7.63%

XM Satellite Radio, Inc. (S)	7.000	12-01-14	50,425,000	77,717,531

Multiline Retail 0.45%

Saks, Inc. (S)	7.500	12-01-13	2,080,000	4,581,200

Consumer Staples 0.13%				1,291,150

Tobacco 0.13%

Alliance One International, Inc.	5.500	07-15-14	1,240,000	1,291,150

14	High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Financials 1.69%				$17,216,069

Capital Markets 0.99%

Janus Capital Group, Inc.	3.250	07-15-14	$8,985,000	10,051,969

Thrifts & Mortgage Finance 0.70%

The PMI Group, Inc.	4.500	04-15-20	11,555,000	7,164,100

Industrials 6.60%				67,228,713

Airlines 6.60%

AMR Corp.	6.250	10-15-14	17,900,000	18,437,000

UAL Corp.	6.000	10-15-29	14,250,000	41,912,813

US Airways Group, Inc.	7.250	05-15-14	3,170,000	6,878,900

Information Technology 0.59%				6,061,631

Internet Software & Services 0.59%

Equinix, Inc.	4.750	06-15-16	4,265,000	6,061,631

Materials 0.06%				598,535

Paper & Forest Products 0.06%

Timberwest Forest Corp., PIK (CAD)(D)	9.000	02-11-14	307,471	598,535

Telecommunication Services 0.34%				3,453,613

Wireless Telecommunication Services 0.34%

Clearwire Communications LLC/Clearwire
Finance, Inc. (S)	8.250	12-01-40	3,445,000	3,453,613

Municipal Bonds 0.19%				$1,959,920

(Cost $2,000,000)

Texas 0.19%				1,959,920
Dallas-Fort Worth Texas International
Airport Facility Improvement Corp.	9.125	05-01-29	$2,000,000	1,959,920

Term Loans (M) 4.75%				$48,385,941

(Cost $49,978,891)

Consumer Discretionary 3.40%				34,628,327

Hotels, Restaurants & Leisure 2.27%

East Valley Tourist Development Authority	12.000	08-06-12	$3,139,036	2,597,553

Revel Entertainment LLC	9.000	02-17-17	21,000,000	20,575,632

Media 1.13%

RH Donnelley, Inc.	9.000	10-24-14	2,711,399	2,011,858

SuperMedia, Inc.	11.000	12-31-15	1,039,850	680,290

The Star Tribune Company	8.000	09-28-14	1,240,579	1,221,970

The Star Tribune Company	8.000	09-29-14	1,102,737	1,086,196

Vertis, Inc.	11.750	12-31-15	6,885,150	6,454,828

Consumer Staples 0.29%				2,951,421

Food & Staples Retailing 0.29%

Great Atlantic & Pacific Tea Company	8.750	06-15-12	2,911,389	2,951,421

Financials 0.57%				5,850,011

Real Estate Investment Trusts 0.45%

iStar Financial, Inc.	7.000	06-30-14	4,550,000	4,583,311

See notes to financial statements	Annual report | High Yield Fund	15

		Maturity
	Rate (%)	date	Par value	Value
Real Estate Management & Development 0.12%

Realogy Corp.	13.500	10-15-17	$1,195,000	$1,266,700

Industrials 0.49%				4,956,182

Airlines 0.49%

US Airways Group, Inc.	2.694	03-21-14	5,402,652	4,956,182

Collateralized Mortgage Obligations 0.29%				$2,953,325

(Cost $2,581,617)

Commercial & Residential 0.29%				2,953,325

Harborview Mortgage Loan Trust
Series 2007-3, Class ES IO	0.350	05-19-47	$158,038,671	1,043,055
Series 2007-4, Class ES IO	0.350	07-19-47	194,018,384	1,067,101
Series 2007-6, Class ES IO (S)	0.342	08-19-37	131,334,740	843,169

			Shares	Value
Common Stocks 20.75%				$211,315,670

(Cost $324,865,549)

Consumer Discretionary 11.74%				119,526,275

Auto Components 2.80%

Lear Corp.			561,148	28,517,541

Hotels, Restaurants & Leisure 0.30%

FDR Management LLC (I)			1,632	57,577

Greektown Superholdings, Inc. (I)(V)			18,486	1,303,263

Trump Entertainment Resorts, Inc. (I)			382,151	1,624,142

Media 8.64%

Canadian Satellite Radio Holdings, Inc. (I)			1,340,531	4,012,530

Canadian Satellite Radio Holdings, Inc., Class A (I)			602,071	1,802,143

Charter Communications, Inc., Class A (I)			935,600	52,852,044

Citadel Broadcasting Corp., Class B (I)			102,119	3,472,046

Dex One Corp. (I)			61,621	144,193

Granite Broadcasting Corp. (I)			11,688	1

Sirius XM Radio, Inc. (I)			7,466,120	17,545,382

SuperMedia, Inc. (I)			59,234	257,076

The Star Tribune Company (I)			43,011	1,333,341

Vertis Holdings, Inc. (I)			357,027	6,604,996

Energy 0.59%				6,021,762

Oil, Gas & Consumable Fuels 0.59%

Dominion Petroleum, Ltd., GDR (I)			56,630,246	5,410,169

Po Valley Energy, Ltd. (I)			3,100,000	611,593

Industrials 7.00%				71,289,767

Airlines 6.62%

Air France-KLM, ADR (I)			174,118	2,907,771

Delta Air Lines, Inc. (I)			6,105,287	61,541,293

Global Aviation Holdings, Inc. (I)			87,000	855,210

Pinnacle Airlines Corp. (I)			439,100	2,138,417

Commercial Services & Supplies 0.38%

Kaiser Group Holdings, Inc. (I)			81,949	2,376,521

Quad/Graphics, Inc.			35,555	1,470,555

16	High Yield Fund | Annual report	See notes to financial statements

	Shares	Value
Machinery 0.00%

Glasstech, Inc., Class B (I)	4,430	$0

Glasstech, Inc., Class C (I)	10	0

Materials 1.42%		14,477,866

Chemicals 0.22%

American Pacific Corp. (I)	200,500	1,337,335

Applied Extrusion Technologies, Inc., Class A (I)(L)	51,082	922,297

Containers & Packaging 0.50%

Rock-Tenn Company, Class A	66,432	5,104,004

Paper & Forest Products 0.70%

AbitibiBowater, Inc. (I)	248,396	6,160,222

APP China Group, Ltd. (I)	37,717	565,755

Tembec, Inc. (I)	88,508	388,253

Preferred Securities 7.16%		$73,000,143

(Cost $69,075,442)

Consumer Discretionary 2.59%		26,401,606

Auto Components 0.78%

Dana Holding Corp., 4.000% (S)	25,000	3,854,625

The Goodyear Tire & Rubber Company,
5.875% (I)	70,415	4,128,431

Hotels, Restaurants & Leisure 1.16%

Greektown Superholdings, Inc., Series A (I)(V)	158,092	11,856,900

Media 0.65%

Xanadoo, Series C, 6.500% (I)	345,350	6,561,650

Financials 1.21%		12,370,603

Diversified Financial Services 0.30%

2010 Swift Mandatory Common Exchange
Security Trust, 6.000% (S)	233,570	3,066,307

Real Estate Investment Trusts 0.91%

iStar Financial, Inc., Series F, 7.800%	229,165	4,982,047

iStar Financial, Inc., Series G, 7.650%	199,182	4,322,249

Industrials 3.36%		34,227,934

Airlines 3.22%

Continental Airlines Finance Trust II, 6.000%	854,002	32,772,327

Northwest Airlines, Inc. (I)	143,381	10,082

Machinery 0.14%

Glasstech, Inc., Series A (I)	144	143,613

Glasstech, Inc., Series B (I)	4,475	1,301,912

Glasstech, Inc., Series C (I)	11	0

Stapled Units ∆ 0.30%		$3,010,937

(Cost $2,928,572)

Materials 0.30%		3,010,937

Paper & Forest Products 0.30%

Timberwest Forest Corp.	479,006	3,010,937

See notes to financial statements	Annual report | High Yield Fund	17

			Shares	Value

Warrants 2.12%				$21,604,191

(Cost $27,080,687)

Charter Communications, Inc., Class A (Expiration Date: 11-30-14;
Strike Price: $46.86) (I)			76,057	1,186,489

Charter Communications, Inc., Class A (Expiration Date: 11-30-14;
Strike Price: $51.28) (I)			5,586	72,618

Citadel Broadcasting Corp. (Expiration Date: 6-3-30; Strike Price: $0.001) (I)			153,438	5,155,517

Granite Broadcasting Corp., Class A (Expiration Date: 6-4-12;
Strike Price: $32.37) (I)			29,220	3

Greektown Superholdings, Inc. (A)(I)(V)			202,511	15,188,325

Katanga Mining Ltd. (Expiration Date: 11-20-11; Strike Price: CAD 8.50) (I)			80,000	1,239

The Star Tribune Company (Expiration Date: 9-28-13;
Strike Price $151.23) (I)			15,943	0

		Yield (%)	Shares	Value

Securities Lending Collateral 0.01%				$126,577
(Cost $126,475)
John Hancock Collateral Investment Trust (W)		0.2531 (Y)	12,648	126,577

		Maturity
	Yield* (%)	date	Par value	Value

Short-Term Investments 0.62%				$6,328,057

(Cost $6,328,057)

U.S. Government Agency 0.62%				6,300,000
Federal Home Loan Bank Discount Notes	0.010	06-01-11	$6,300,000	6,300,000

			Par value	Value
Repurchase Agreement 0.00%				28,057
Repurchase Agreement with State Street Corp. dated 5-31-11
at 0.010% to be repurchased at $28,057 on 6-1-11,
collateralized by $30,000 U.S. Treasury Note, 1.375% due
5-15-13 (valued at $30,540, including interest)			$28,057	28,057

Total investments (Cost $1,145,972,642)† 98.92%			$1,007,658,454

Other assets and liabilities, net 1.08%				$10,962,546

Total net assets 100.00%			$1,018,621,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

18	High Yield Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

Currency abbreviations
CAD — Canadian Dollar
CHF — Swiss Franc

ADR American Depositary Receipts

GDR Global Depositary Receipt

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

LIBOR London Interbank Offered Rate

PIK Payment-in-kind

(A) Strike price and/or expiration date not available.

(D) Par value of foreign bonds is expressed in local currency as shown parenthetically in security description.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 5-31-11.

(M) Term loans are variable rate obligations. The rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

					Value as a
					percentage
	Acquisition		Beginning par	Ending par	of Fund’s	Value as of
Issuer, description	date	Cost	amount	amount	net assets	5-31-11

Dominion Petroleum
Acquisitions, PIK	10-1-07	$3,849,127	$3,473,965	$3,853,231	0.28%	$2,886,245
Bought: $379,266 Par

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $244,532,331 or 24.01% of the Fund’s net assets as of 5-31-11.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 8 of the Notes to financial statements.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 5-31-11.

∆ A stapled unit is a security that combines common shares and a fixed income component in a single security.

* Yield represents the annualized yield at the date of purchase.

† At 5-31-11, the aggregate cost of investment securities for federal income tax purposes was $1,145,913,510. Net unrealized depreciation aggregated $138,255,056, of which $149,834,906 related to appreciated investment securities and $288,089,962 related to depreciated investment securities.

See notes to financial statements	Annual report | High Yield Fund	19

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-11

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,070,563,354) including
$111,896 of securities loaned (Note 2)	$936,313,449
Investments in affiliated issuers, at value (Cost $75,409,288) (Note 2) (Note 8) 71,345,005

Total investments, at value (Cost $1,145,972,642)	1,007,658,454
Cash	27,197
Cash collateral for swap contracts	1,000,000
Receivable for investments sold	4,691,386
Receivable for fund shares sold	913,219
Receivable for forward foreign currency exchange contracts (Note 3)	3,652
Dividends and interest receivable	15,538,331
Receivable for securities lending income	25
Other receivables and prepaid expenses	133,322

Total assets	1,029,965,586

Liabilities

Payable for investments purchased	1,695,557
Payable for forward foreign currency exchange contracts (Note 3)	246,084
Payable for fund shares repurchased	6,126,759
Payable upon return of securities loaned (Note 2)	126,475
Swap contracts, at value (includes unamortized upfront amounts received of
$125,259) (Note 3)	1,492,122
Distributions payable	1,184,993
Payable to affiliates
Accounting and legal services fees	21,469
Transfer agent fees	142,343
Distribution and service fees	78,324
Trustees’ fees	64,407
Other liabilities and accrued expenses	166,053

Total liabilities	11,344,586

Net assets

Capital paid-in	$1,532,607,423
Undistributed net investment income	4,387,958
Accumulated net realized loss on investments, foreign currency transactions
and swap contracts	(378,452,461)
Net unrealized depreciation on investments, translation of assets and
liabilities in foreign currencies and swap contracts	(139,921,920)

Net assets	$1,018,621,000

20	High Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($649,907,200 ÷ 164,189,815 shares)	$3.96
Class B ($89,109,392 ÷ 22,499,855 shares)[1]	$3.96
Class C ($219,474,059 ÷ 55,480,735 shares)[1]	$3.96
Class I ($60,130,349 ÷ 15,201,167 shares)	$3.96

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$4.15

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | High Yield Fund	21

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-11

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest from unaffiliated issuers	$77,090,163
Interest from affiliated issuers	1,675,977
Dividends	4,389,157
Securities lending	343
Less foreign taxes withheld	(3,656)

Total investment income	83,151,984

Expenses

Investment management fees (Note 5)	5,397,886
Distribution and service fees (Note 5)	4,863,272
Accounting and legal services fees (Note 5)	159,732
Transfer agent fees (Note 5)	1,809,639
Trustees’ fees (Note 5)	94,560
State registration fees	98,328
Printing and postage	104,408
Professional fees	117,718
Custodian fees	151,030
Registration and filing fees	26,434
Other	76,771

Total expenses	12,899,778

Net investment income	70,252,206

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(135,227,127)
Swap contracts (Note 3)	3,436,404
Foreign currency transactions	(1,134,247)
(132,924,970)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	239,609,199
Investments in affiliated issuers	(4,064,373)
Swap contracts (Note 3)	1,477,275
Translation of assets and liabilities in foreign currencies	(768,064)
236,254,037
Net realized and unrealized gain	103,329,067

Increase in net assets from operations	$173,581,273

22	High Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-11	5-31-10
Increase (decrease) in net assets

From operations
Net investment income	$70,252,206	$77,071,417
Net realized loss	(132,924,970)	(27,706,617)
Change in net unrealized appreciation (depreciation)	236,254,037	333,538,240

Increase in net assets resulting from operations	173,581,273	382,903,040

Distributions to shareholders
From net investment income
Class A	(57,501,843)	(57,257,670)
Class B	(7,368,968)	(8,889,521)
Class C	(17,188,343)	(17,687,297)
Class I	(4,977,348)	(2,267,075)

Total distributions	(87,036,502)	(86,101,563)

From Fund share transactions (Note 6)	(27,360,275)	78,623,550

Total increase	59,184,496	375,425,027

Net assets

Beginning of year	959,436,504	584,011,477

End of year	$1,018,621,000	$959,436,504

Undistributed net investment income	$4,387,958	$18,990,098

See notes to financial statements	Annual report | High Yield Fund	23

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$3.64	$2.46	$4.54	$5.74	$5.20
Net investment income[1]	0.26	0.30	0.41	0.38	0.44
Net realized and unrealized gain (loss) on investments	0.38	1.22	(2.05)	(1.21)	0.59
Total from investment operations	0.64	1.52	(1.64)	(0.83)	1.03
Less distributions
From net investment income	(0.32)	(0.34)	(0.44)	(0.37)	(0.49)
Net asset value, end of year	$3.96	$3.64	$2.46	$4.54	$5.74
Total return (%)[2]	18.42	64.42[3]	(35.84)	(15.07)	20.65

Ratios and supplemental data

Net assets, end of year (in millions)	$650	$632	$383	$772	$901
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.01	1.11[4]	0.95	0.93
Expenses net of fee waivers	1.02	0.99	1.11[4]	0.95	0.93
Expenses net of fee waivers and credits	1.02	0.98	1.11[4]	0.95	0.93
Net investment income	6.89	9.23	13.40	7.12	8.12
Portfolio turnover (%)	51	92	55	55	47

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

CLASS B SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$3.63	$2.46	$4.54	$5.74	$5.20
Net investment income[1]	0.24	0.27	0.39	0.34	0.41
Net realized and unrealized gain (loss) on investments	0.39	1.21	(2.06)	(1.21)	0.58
Total from investment operations	0.63	1.48	(1.67)	(0.87)	0.99
Less distributions
From net investment income	(0.30)	(0.31)	(0.41)	(0.33)	(0.45)
Net asset value, end of year	$3.96	$3.63	$2.46	$4.54	$5.74
Total return (%)[2]	17.85	62.82[3]	(36.32)	(15.72)	19.77

Ratios and supplemental data

Net assets, end of year (in millions)	$89	$94	$71	$161	$258
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.76	1.86[4]	1.70	1.68
Expenses net of fee waivers	1.77	1.74	1.86[4]	1.70	1.68
Expenses net of fee waivers and credits	1.77	1.73	1.86[4]	1.70	1.68
Net investment income	6.29	8.50	12.71	6.33	7.54
Portfolio turnover (%)	51	92	55	55	47

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

24	High Yield Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08	5-31-07

Per share operating performance

Net asset value, beginning of year	$3.64	$2.46	$4.54	$5.74	$5.20
Net investment income[1]	0.23	0.28	0.38	0.34	0.40
Net realized and unrealized gain (loss) on investments	0.39	1.21	(2.05)	(1.21)	0.59
Total from investment operations	0.62	1.49	(1.67)	(0.87)	0.99
Less distributions
From net investment income	(0.30)	(0.31)	(0.41)	(0.33)	(0.45)
Net asset value, end of year	$3.96	$3.64	$2.46	$4.54	$5.74
Total return (%)[2]	17.55	63.26[3]	(36.32)	(15.72)	19.76

Ratios and supplemental data

Net assets, end of year (in millions)	$219	$207	$120	$244	$271
Ratios (as a percentage of average net assets):
Expenses before reductions	1.77	1.76	1.86[4]	1.70	1.68
Expenses net of fee waivers	1.77	1.74	1.86[4]	1.70	1.68
Expenses net of fee waivers and credits	1.77	1.73	1.86[4]	1.70	1.68
Net investment income	6.13	8.47	12.59	6.39	7.32
Portfolio turnover (%)	51	92	55	55	47

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

CLASS I SHARES Period ended	5-31-11	5-31-10	5-31-09	5-31-08[1]

Per share operating performance

Net asset value, beginning of period	$3.64	$2.46	$4.54	$5.42
Net investment income[2]	0.27	0.32	0.31	0.31
Net realized and unrealized gain (loss) on investments	0.39	1.21	(1.94)	(0.91)
Total from investment operations	0.66	1.53	(1.63)	(0.60)
Less distributions
From net investment income	(0.34)	(0.35)	(0.45)	(0.28)
Net asset value, end of period	$3.96	$3.64	$2.46	$4.54
Total return (%)	18.85	64.98	(35.63)	(11.40)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$60	$26	$11	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	0.66	0.87[4]	0.70[5]
Expenses net of fee waivers and credits	0.64	0.66	0.87[4]	0.70[5]
Net investment income	7.04	9.49	12.00	8.06[5]
Portfolio turnover (%)	51	92	55	55

1 Period from 8-27-07 (inception date) to 5-31-08.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.
5 Annualized.

See notes to financial statements	Annual report | High Yield Fund	25

Notes to financial statements

Note 1 — Organization

John Hancock High Yield Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary goal.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

26	High Yield Fund | Annual report

The Fund held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the Fund. The percentage of single source only securities held by the Fund at May 31, 2011 amounted to 5.3% of net assets.

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 5-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$416,879,319	—	$378,312,036	$38,567,283
Convertible Bonds	222,094,374	—	222,094,374	—
Municipal Bonds	1,959,920	—	1,959,920	—
Term Loans	48,385,941	—	48,385,941	—
Collateralized Mortgage
Obligations	2,953,325	—	1,910,270	1,043,055
Common Stocks	211,315,670	$188,555,281	12,130,412	10,629,977
Preferred Securities	73,000,143	13,432,727	51,550,159	8,017,257
Stapled Units	3,010,937	3,010,937	—	—
Warrants	21,604,191	6,415,866	15,188,325	—
Securities Lending Collateral	126,577	126,577	—	—
Short-Term Investments	6,328,057	—	6,328,057	—

Total Investments in
Securities	$1,007,658,454	$211,541,388	$737,859,494	$58,257,572
Other Financial Instruments
Forward Foreign Currency
Contracts	($242,432)	—	($242,432)	—
Credit Default Swaps	($1,492,122)	—	(1,492,122)	—

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended May 31, 2011, there were no significant transfers between Level 1 and Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

				COLLAT-
				ERALIZED
	CORPORATE	CONVERTIBLE		MORTGAGE	COMMON	PREfERRED
	BONDS	BONDS	TERM LOANS	OBLIGATIONS	STOCKS	SECURITIES	TOTALS

Balance as of 5-31-10	$22,806,470	$33,582,087	$7,329,287	$1,046,299	$3,737,741	$12,394,746	$80,896,630
Realized gain (loss)	(44,882,703)	—	193,737	(6,629,636)	(11,210,398)	(5,030,000)	(67,559,000)
Change in unrealized appreciation
(depreciation)	47,187,250	—	(509,352)	6,834,111	3,744,229	652,511	57,908,749
Purchases	31,771,987	—	—	10,803	15,218,625	—	47,001,415
Sales	(17,794,146)	—	(7,013,672)	(218,522)	—	—	(25,026,340)
Transfer into Level 3	12,612	—	—	—	—	—	12,612
Transfer out of Level 3	(534,187)	(33,582,087)	—	—	(860,220)	—	(34,976,494)
Balance as of 5-31-11	$38,567,283	—	—	$1,043,055	$10,629,977	$8,017,257	$58,257,572
Change in unrealized at period end*	$1,570,600	—	—	$205,675	($7,466,170)	($4,377,484)	($10,067,379)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

Annual report | High Yield Fund	27

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. The Fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income

28	High Yield Fund | Annual report

is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Payment-in-kind bonds. The Fund may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The Fund accrues income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may need to sell other investments to make distributions.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes as imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

Annual report | High Yield Fund	29

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended May 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $306,075,913 available to offset future net realized capital gains as of May 31, 2011. Net capital losses of $70,573,115, that are a result of security transactions occurring after October 31, 2010, are treated as occurring on June 1, 2011, the first day of the Fund’s next taxable year. The following table details the capital loss carryforward available as of May 31, 2011:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MAY 31
2012	2013	2014	2017	2018	2019

$32,389,010	$16,601,696	$49,081,713	$5,139,278	$98,534,348	$104,329,868

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of May 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

30	High Yield Fund | Annual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually. The tax character of distributions for the years ended May 31, 2011 and May 31, 2010 was as follows:

	MAY 31, 2011	MAY 31, 2010

Ordinary Income	$87,036,502	$86,101,563

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2011, the components of distributable earnings on a tax basis included $4,310,707 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, partnerships, amortization and accretion on debt securities, expiration of capital loss carryforward and tender consent fees.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended May 31, 2011, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The following table summarizes the contracts held at May 31, 2011. During the year ended May 31, 2011, the Fund held forward foreign currency contracts with USD absolute values ranging from $11.8 million to $28.2 million, as measured at each quarter end.

Annual report | High Yield Fund	31

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

BUYS
CAD	450,216	$460,721	Toronto Dominion	6-30-11	$3,652
			Bank

		$460,721			$3,652

SELLS
AUD	837,000	$845,496	Bank of Nova	6-30-11	($45,034)
			Scotia
CAD	12,982,445	13,268,107	State Street Bank	6-30-11	(122,548)
			and Trust
GBP	2,280,000	3,670,800	Royal Bank	6-30-11	(78,502)
			of Canada

		$17,784,403			($246,084)

Currency Abbreviations

AUD Australian Dollar
CAD Canadian Dollar
GBP Pound Sterling

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the Fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s

32	High Yield Fund | Annual report

credit rating and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement.

The Fund used CDS as a Seller of protection during the year ended May 31, 2011 to take a long position in the exposure of the benchmark credit. The following table summarizes the credit default swap contracts the Fund held as of May 31, 2011 where the Fund acted as a Seller of protection. During year ended May 31, 2011, the Fund acted as a Seller on credit default swap contracts with total USD notional amounts ranging from $17.0 million to $41.0 million, as measured at each quarter end.

					(PAY)/
		IMPLIED		NOTIONAL	RECEIVE		UNAMORTIZED	UNREALIZED
COUNTER-	REFERENCE	CREDIT	CUR-	AMOUNT/	FIXED	MATURITY	UPFRONT	APPRECIATION	MARKET
PARTY	OBLIGATION	SPREAD	RENCY	EXPOSURE	RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Lehman	AMR Corp.	9.53%	USD	$2,000,000	5.00%	Mar 2013	($125,259)	($24,101)	($149,360)
Brothers
Special
financing
Inc.

Morgan	Texas Competitive	10.41%	USD	10,000,000	4.60%	Jun 2013	—	(980,466)	(980,466)
Stanley	Electric Holdings
Capital	Company LLC
Services Inc.

Morgan	Texas Competitive	10.41%	USD	5,000,000	5.85%	Jun 2013	—	(362,296)	(362,296)
Stanley	Electric Holdings
Capital	Company LLC
Services Inc.

Total				$17,000,000			($125,259)	($1,366,863)	($1,492,122)

Cash collateral. The Fund may receive or post cash collateral from or to counterparties for swap contracts. At May 31, 2011, the Fund posted cash collateral of $1,000,000 for credit default swaps which is presented as cash collateral for swap contracts on the Statement of Assets and Liabilities.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign exchange	Receivable/Payable for	Forward for-	$3,652	($246,084)
contracts	forward foreign currency	eign currency
	exchange contracts	contracts
Credit contracts	Swap contracts, at value	Credit default	—	(1,492,122)
		swaps

Total			$3,652	($1,738,206)

Annual report | High Yield Fund	33

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2011:

		FOREIGN
	STATEMENT OF OPERATIONS	CURRENCY	SWAP
RISK	LOCATION	TRANSACTIONS*	CONTRACTS	TOTAL

Foreign currency	Net realized gain (loss) on	($1,439,749)	—	($1,439,749)
contracts
Credit contracts	Net realized gain (loss) on	—	$3,436,404	$3,436,404
Total		($1,439,749)	$3,436,404	$1,996,655

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2011:

		TRANSLATION
		OF ASSETS
		AND LIABILITIES
	STATEMENT OF OPERATIONS	IN FOREIGN	SWAP
RISK	LOCATION	CURRENCIES*	CONTRACTS	TOTAL

Credit contracts	Change in net unrealized	—	$1,477,275	$1,477,275
	appreciation (depreciation) of

Foreign currency	Change in net unrealized	($752,671)	—	($752,671)
contracts	appreciation (depreciation) of
Total		($752,671)	$1,477,275	$724,604

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of Operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.6250% of the first $75,000,000 of the Fund’s average daily net assets, (b) 0.5625% of the next $75,000,000, (c) 0.5000% of the next $2,350,000,000, (d) 0.4750% of the next $2,500,000,000 and (e) 0.4500% of the Fund’s average daily net assets in excess of $5,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management

34	High Yield Fund | Annual report

(U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended May 31, 2011 were equivalent to an annual effective rate of 0.51% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended May 31, 2011 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEES

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,951,781 for the year ended May 31, 2011. Of this amount, $223,313 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,699,784 was paid as sales commissions to broker-dealers and $28,684 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2011, CDSCs received by the Distributor amounted to $212,591 and $74,382 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond

Annual report | High Yield Fund	35

Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended May 31, 2011 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,694,955	$1,215,274

Class B	948,869	169,923

Class C	2,219,448	397,284

Class I	—	27,158
Total	$4,863,272	$1,809,639

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2011 and May 31, 2010 were as follows:

	Year ended 5-31-11		Year ended 5-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	68,653,068	$261,924,209	99,458,993	$334,556,063
Distributions reinvested	10,559,185	40,279,389	11,538,775	37,232,244
Repurchased	(88,786,369)	(339,587,269)	(92,813,677)	(314,394,282)

Net increase (decrease)	(9,574,116)	($37,383,671)	18,184,091	$57,394,025

Class B shares

Sold	4,457,297	$16,955,651	6,315,208	$20,382,603
Distributions reinvested	1,052,918	4,014,781	1,379,302	4,413,494
Repurchased	(8,940,410)	(34,430,474)	(10,457,326)	(34,906,156)

Net decrease	(3,430,195)	($13,460,042)	(2,762,816)	($10,110,059)

Class C shares

Sold	13,767,882	$52,514,720	31,845,396	$105,049,492
Distributions reinvested	2,762,981	10,526,203	3,195,908	10,299,347
Repurchased	(17,888,735)	(68,874,053)	(27,051,874)	(92,634,165)

Net increase (decrease)	(1,357,872)	($5,833,130)	7,989,430	$22,714,674

36	High Yield Fund | Annual report

	Year ended 5-31-11		Year ended 5-31-10
	Shares	Amount	Shares	Amount
Class I shares

Sold	24,600,895	$93,785,769	12,195,642	$42,192,056
Distributions reinvested	902,430	3,472,192	268,404	895,180
Repurchased	(17,542,958)	(67,941,393)	(9,595,428)	(34,462,326)

Net increase	7,960,367	$29,316,568	2,868,618	$8,624,910

Net increase (decrease)	(6,401,816)	($27,360,275)	26,279,323	$78,623,550

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $522,810,145 and $635,298,165, respectively, for the year ended May 31, 2011.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended May 31, 2011 is set forth below:

	BEGINNING	ENDING		DIVIDEND/
	SHARE/	SHARE/PAR	REALIZED GAIN	INTEREST
AFFILIATE	PAR AMOUNT	AMOUNT	(LOSS)	INCOME	ENDING VALUE

Greektown Superholdings,
Inc.— common stock
Bought: 18,486	—	18,486	—	—	$1,303,263
Sold: none
Greektown Superholdings,
Inc.— corporate bond
Bought: $37,938,000
Sold: none	—	$37,938,000	—	$1,675,977	$42,869,940
Greektown Superholdings,
Inc.— preferred stock
Bought: 158,092
Sold: none	—	158,092	—	—	$11,856,900
Greektown Superholdings,
Inc.— warrants
Bought: 202,511
Sold: none	—	202,511	—	—	$15,188,325

Annual report | High Yield Fund	37

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Yield Fund (the “Fund”) at May 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 28, 2011

38	High Yield Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received reduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Shareholders will be mailed a 2011 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

Annual report | High Yield Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	1994	47

Chairperson (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	1994	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	1987	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2] Born: 1938	1994	47

Vice Chairperson (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice
President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998);
Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

40	High Yield Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2005	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2005	47

Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President,
Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public
Affairs, Cornell University (1997–1998); Former President Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of New York. Director of the following: Niagara
Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until
1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007);
Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development
Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational
Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Annual report | High Yield Fund	41

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971	2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

42	High Yield Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010);
Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable
Insurance Trust (2007–2009); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President,
Fidelity Management Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Messrs. McHaffie and Schiavone were appointed by the Board of Trustees effective 8-31-10.

Annual report | High Yield Fund	43

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	John Hancock Asset Management
Charles L. Ladner,* Vice Chairperson	(formerly MFC Global Investment
Stanley Martin*	Management (U.S.), LLC)
Hugh McHaffie†
Dr. John A. Moore	Principal distributor
Patti McGill Peterson*	John Hancock Funds, LLC
Gregory A. Russo
John G. Vrysen†	Custodian
State Street Bank and Trust Company
Officers
Keith F. Hartstein	Transfer agent
President and Chief Executive Officer	John Hancock Signature Services, Inc.

Andrew G. Arnott	Legal counsel
Senior Vice President and Chief Operating Officer	K&L Gates LLP

Thomas M. Kinzler	Independent registered
Secretary and Chief Legal Officer	public accounting firm

Francis V. Knox, Jr.	PricewaterhouseCoopers LLP
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

44	High Yield Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock High Yield Fund.	5700A 5/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $98,461 for the fiscal year ended May 31, 2011 (allocated as follows: John Hancock Government Income Fund - $29,220, John Hancock High Yield Fund - $40,864 and John Hancock Investment Grade Bond Fund - $28,377) and $93,853 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $28,744, John Hancock High Yield Fund - $37,191 and John Hancock Investment Grade Bond Fund - $27,918). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related services fees amounted to $1,041 for the fiscal year ended May 31, 2011 (allocated as follows: John Hancock Government Income Fund - $347, John Hancock High Yield Fund - $347 and John Hancock Investment Grade Bond Fund - $347) and $3,552 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $1,184, John Hancock High Yield Fund - $1,184 and John Hancock Investment Grade Bond Fund - $1,184) billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was service provider internal controls review.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $7,072 for the fiscal year ended May 31, 2011 (allocated as follows: John Hancock Government Income Fund - $2,222, John Hancock High Yield Fund - $2,494 and John Hancock Investment Grade Bond Fund - $2,356) and $6,867 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $2,157, John Hancock High Yield Fund - $2,422 and John Hancock Investment Grade Bond Fund - $2,288). The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

All other fees amounted to $546 for the fiscal year ended May 31, 2011 (allocated as follows: John Hancock Government Income Fund - $182, John Hancock High Yield Fund - $182 and John Hancock Investment Grade Bond Fund - $182) and $225 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $75, John Hancock High Yield Fund - $75 and John Hancock Investment Grade Bond Fund - $75) billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,916,216 for the fiscal year ended May 31, 2011 and $5,218,074 for the fiscal year ended May 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date:	July 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date:	July 21, 2011

By:	/s/ Charles A. Rizzo
-------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	July 21, 2011